EXHIBIT 99.2

Regency Centers Corporation

September 30, 2006

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At September 30, 2006, Regency’s total market capitalization was $6.7 billion.

As of September 30, 2006, the Company owned 399 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 53 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target that drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to be approximately 95% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 163 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.4 billion. At the end of the third quarter of 2006, Regency had 48 projects under development for an estimated total investment at completion of $951 million. These in-process developments are 49% funded and 76% leased and committed.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners, then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended September 30, 2006. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

September 30, 2006

Quarter Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-16

Joint Ventures:

Unconsolidated Investments	17

Unconsolidated Balance Sheets	18-19

Unconsolidated Statements of Operations	20-21

Summary of Unconsolidated Debt	22

Real Estate Information:

Leasing Statistics	23-24

Average Base Rent by State	25-26

Portfolio Summary Report by Region	27-34

Significant Tenant Rents	35-36

Lease Expiration Schedule	37-38

Forward-Looking Information:

Earnings and Valuation Guidance	39

FFO per Share Guidance Reconciliation	40

Quarter Highlights

September 30, 2006

Operating Results

(Wholly-Owned and Regency’s pro-rata share of joint ventures)

For the nine months ended September 30, 2006, same property NOI growth was 3.6%. Operating properties were 95.2% leased. Rent growth was 13.3%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the nine months ended September 30, 2006, same property NOI growth was 3.2%. Operating properties were 95.3% leased. Rent growth was 13.1%

During the quarter, 1.6 million square feet of GLA was renewed or newly leased through 409 leasing transactions.

Financial Results

Funds From Operations for the quarter was $69.5 million, or $1.00 per diluted share. Net income for the quarter was $39.4 million, or $0.57 per diluted share.

Development Activity

At quarter end, Regency had 48 projects in process for an estimated net development cost of $951 million and an expected return of 9.4%.

For more information, please see page 14.

Acquisition & Disposition Activity

During the third quarter, Regency:

•	Sold two joint venture operating properties at an average cap rate of 6.6%. Regency’s share of the gross sales price was $19.2 million.

•	Sold one wholly-owned operating property at a gross sales price of $10.8 million and a cap rate of 7.1%.

•	Sold four wholly-owned development properties into the Macquarie joint venture at a gross sales price of $62.4 million and an average cap rate of 6.8%.

•	Purchased five joint venture properties at a cost of $133.1 million and an average cap rate of 7.0%. Regency’s share of the purchase price was $27.9 million.

For more information on these acquisitions & dispositions, please see page 11-13.

Summary Financial Information

September 30, 2006

Financial Results

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Net Income for common stockholders	$39,391,883	$27,562,713	$137,375,398	$102,465,628
Basic EPS	$0.57	$0.42	$2.01	$1.60
Diluted EPS	$0.57	$0.41	$2.00	$1.59
Diluted EPS per share growth rate	39.0%		25.8%
Funds from Operations for common stockholders	$69,494,035	$54,173,825	$192,927,398	$177,502,300
FFO per share - Basic	$1.01	$0.81	$2.80	$2.74
FFO per share - Diluted	$1.00	$0.80	$2.77	$2.70
Diluted FFO per share growth rate	25.0%		2.6%
Dividends paid per share and unit	$0.595	$0.550	$1.785	$1.650
Payout ratio of Diluted FFO per share	59.5%	68.8%	64.4%	61.1%
Interest Coverage Ratios
Interest only	3.6	3.2	3.6	3.5
Capitalized interest	$6,526,745	$3,352,566	$16,931,449	$8,887,101
Fixed Charge (Regency only)	2.9	2.5	2.8	2.7
Fixed Charge (with pro rata share of joint ventures)	2.5	2.2	2.5	2.5

Capital Information

	9/30/06	YTD Change	12/31/05	12/31/04
Closing common stock price per share	$68.76	$9.81	$58.95	$55.40
Shareholder Return (assumes no reinvestment of dividends)	19.7%
Common Shares and Equivalents Outstanding	69,654,080	435,597	69,218,483	64,297,343
Market equity value of Common and Convertible shares	$4,789,415	708,985	$4,080,430	3,562,073
Non-Convertible Preferred Units and shares	325,000	—	325,000	304,000
Outstanding debt (000’s)	1,628,967	15,025	1,613,942	1,493,090

Total market capitalization (000’s)	$6,743,382	724,010	$6,019,371	5,359,162
Debt to Total Market Capitalization	24.2%	-2.7%	26.8%	27.9%
Total real estate at cost before depreciation (000’s)	$3,918,926	143,493	$3,775,433	3,332,670
Total assets at cost before depreciation (000’s)	$4,125,488	128,660	$3,996,828	3,582,433
Debt to Total Assets before Depreciation	39.5%	-0.9%	40.4%	41.7%
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	68,886,061	919,718	67,966,343	62,808,979
Exchangeable O.P. Units held by minority interests	768,019	(484,121)	1,252,140	1,488,364

Total Common Shares and Equivalents	69,654,080	435,597	69,218,483	64,297,343

Summary Real Estate Information

September 30, 2006

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	9/30/06	12/31/05
Gross Leasable Area (GLA)	30,865,763	31,170,562
GLA including anchor-owned stores	35,778,272	34,921,594
% leased - Operating and development properties	88.7%	89.5%
% leased - Operating properties only	95.2%	95.2%
Rental rate growth - YTD (1)	13.3%	10.6%
Same property NOI growth - YTD	3.6%	3.1%

Wholly-Owned and 100% of Joint Ventures

	9/30/06	12/31/05
Gross Leasable Area (GLA)	47,477,308	46,243,139
GLA including anchor-owned stores	53,362,542	50,823,337
GLA under development	4,992,598	3,669,226
Number of retail shopping centers	399	393
Number of centers under development (excluding expansions)	39	31
Number of grocery-anchored shopping centers	323	320
% leased - Operating and development properties	90.9%	91.3%
% leased - Operating properties only	95.3%	95.3%
Rental rate growth - YTD (1)	13.1%	11.5%
Same property NOI growth - YTD	3.2%	3.3%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

September 30, 2006 and December 31, 2005 and 2004

	2006	2005	2004
Assets
Real estate investments at cost:
Operating properties	$2,782,420,420	2,779,571,863	2,721,861,948
Properties in development	682,645,439	413,676,569	426,215,584

	3,465,065,859	3,193,248,432	3,148,077,532
Operating properties held for sale	27,365,849	36,567,246	4,915,797
Less: accumulated depreciation	421,650,021	380,612,771	338,609,332

	3,070,781,687	2,849,202,907	2,814,383,997
Investments in real estate partnerships	426,494,035	545,617,124	179,676,785

Net real estate investments	3,497,275,722	3,394,820,031	2,994,060,782
Cash and cash equivalents	38,360,286	42,458,314	95,319,520
Notes receivable	21,916,045	46,472,575	25,646,378
Tenant receivables, net of allowance for uncollectible accounts	54,726,969	56,877,770	60,911,287
Deferred costs, less accumulated amortization	40,217,085	41,656,834	41,002,475
Acquired lease intangible assets, net	13,229,241	10,181,568	14,172,159
Other assets	38,112,567	23,748,340	12,711,027

	$3,703,837,915	3,616,215,432	3,243,823,628

Liabilities and Stockholders’ Equity
Notes payable	$1,470,966,988	1,451,941,831	1,293,089,505
Unsecured line of credit	158,000,000	162,000,000	200,000,000

Total notes payable	1,628,966,988	1,613,941,831	1,493,089,505

Tenants’ security and escrow deposits	10,838,765	10,276,317	10,048,790
Acquired lease intangible liabilities, net	8,156,842	4,207,138	5,161,102
Accounts payable and other liabilities	146,892,523	110,800,014	102,443,550

Total liabilities	1,794,855,118	1,739,225,300	1,610,742,947

Preferred units	49,157,977	49,157,977	101,761,596
Exchangeable operating partnership units	17,277,940	27,918,461	30,775,253
Limited partners’ interest in consolidated partnerships	17,833,640	11,088,193	1,827,202

Total minority interests	84,269,557	88,164,631	134,364,051

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	200,000,000
Common stock, $.01 par	742,758	732,635	679,704
Additional paid in capital, net of treasury stock	1,624,628,862	1,602,206,748	1,382,897,695
Accumulated other comprehensive (loss) income	(13,334,240)	(11,692,345)	(5,290,997)
Distributions in excess of net income	(62,324,140)	(77,421,537)	(79,569,772)

Total stockholders’ equity	1,824,713,240	1,788,825,501	1,498,716,630

	$3,703,837,915	3,616,215,432	3,243,823,628

	2006	2005	2004
Ratios
Debt to real estate assets, before depreciation	41.6%	42.7%	44.8%
Debt to total assets, before depreciation	39.5%	40.4%	41.7%
Debt to total assets, before depreciation and including prorata share of JV’s	46.1%	48.9%	44.0%
Debt + preferreds to total assets, before deprec. and incl. prorata share of JV’s	52.8%	55.5%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	84.5%	82.1%	78.6%
Unsecured NOI to total NOI (wholly-owned only)	83.6%	82.2%	80.7%

Consolidated Statements of Operations

For the Periods Ended September 30, 2006 and 2005

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Real Estate Revenues:
Minimum rent	$76,632,501	74,483,666	$227,644,479	223,481,383
Percentage rent	1,002,989	854,498	1,988,366	1,679,170
Recoveries from tenants	19,299,247	19,096,529	57,038,401	57,882,472
Other income	4,125,547	1,505,851	9,006,429	6,166,256

	101,060,284	95,940,544	295,677,675	289,209,281

Real Estate Operating Expenses:
Operating and maintenance	13,257,468	13,676,722	38,416,101	41,103,723
Real estate taxes	10,814,026	10,390,409	33,250,295	31,448,825

	24,071,494	24,067,131	71,666,396	72,552,548

Net operating income	76,988,790	71,873,413	224,011,279	216,656,733

Equity in Income of Unconsolidated Partnerships
Operating income (loss) income including gains on sale of land	981,059	(4,162,460)	168,953	(388,683)
(Loss) gain on sale of operating properties	(402,611)	209,260	826,378	(227,503)

	578,448	(3,953,200)	995,331	(616,186)

Fees, Development and Outparcel Gains:
Asset management fees	1,378,731	1,196,681	4,143,577	3,729,177
Property management fees	2,394,808	1,970,829	7,726,810	5,306,686
Transaction and other fees	797,734	—	11,156,734	13,935,542
Tenant representation and other commissions	755,681	158,968	1,701,263	521,627
Development gains	9,104,705	4,542,827	11,418,962	21,819,402
Gain on sale of outparcels	3,078,916	458,327	18,878,105	6,167,796
Provision for income tax (expense)	1,925,677	(84,321)	(90,066)	(3,098,068)

	19,436,252	8,243,311	54,935,385	48,382,162

Other Operating Expense (Income):
General and administrative	10,765,037	9,148,429	32,398,114	27,202,923
Franchise taxes	613,078	22,749	1,585,489	341,171
Depreciation and amortization (including FF&E)	22,253,812	20,719,997	65,152,110	63,614,451
Interest expense, net	20,390,906	23,054,575	59,935,707	66,803,855
Gain on sale of operating properties	(2,769,983)	(12,436,454)	(41,510,507)	(17,599,529)
Provision for loss on operating properties	—	—	500,000	—

	51,252,850	40,509,296	118,060,913	140,362,871

Minority Interests
Preferred unit distributions	931,248	2,948,882	2,793,744	7,173,884
Exchangeable operating partnership units	492,838	597,686	2,164,645	2,392,412
Limited partners’ interest in consolidated partnerships	15,922	44,897	4,790,966	202,784

Net income	44,310,632	32,062,763	152,131,727	114,290,758
Preferred stock dividends	4,918,749	4,500,050	14,756,329	11,825,130

Net income for common stockholders	$39,391,883	27,562,713	$137,375,398	102,465,628

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended September 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Funds From Operations Reconciliation:
Net income for common stockholders	$39,391,883	27,562,713	$137,375,398	102,465,628
Add (Less):
Depreciation expense - consolidated properties	18,520,852	17,510,847	54,821,481	53,341,844
Depreciation and amortizaton expense - uncons properties	10,539,598	18,488,531	32,627,809	27,938,524
Consolidated JV partners’ share of depreciation	(53,436)	(64,728)	(218,508)	(160,862)
Amortization of leasing commissions and intangibles	2,969,672	2,724,490	8,493,458	8,896,780
Gain on sale of operating properties, including JV’s	(2,367,372)	(12,645,714)	(42,336,885)	(17,372,026)
Minority interest of exchangeable partnership units	492,838	597,686	2,164,645	2,392,412

Funds From Operations	$69,494,035	54,173,825	$192,927,398	177,502,300

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.57	0.41	$2.00	1.59
Add (Less):
Depreciation expense - consolidated properties	0.27	0.26	0.79	0.81
Depreciation and amortizaton expense - uncons properties	0.15	0.27	0.47	0.42
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.04	0.12	0.14
Gain on sale of operating properties	(0.03)	(0.18)	(0.61)	(0.25)
Minority interest of exchangeable partnership units	0.00	0.00	0.00	0.00

Funds From Operations	$1.00	0.80	$2.77	2.70

Additional Disclosures:
Straight-line rental income	$1,013,404	945,116	$2,865,731	2,620,257
Above - and below - market rent amortization	377,809	238,491	994,628	715,473
Pro-rata share of JV straight-line rental income	470,450	850,898	1,489,405	1,543,068
Pro-rata share of JV above - and below - mkt rent amort.	585,886	1,724,397	1,926,719	2,035,623
Provision for loss on sale of operating properties	—	—	500,000	—
Debt premium amortization income	184,497	208,860	574,084	664,553
Stock based compensation expense	2,187,925	2,638,156	6,628,930	7,394,729
Capital Expenditures (non-revenue enhancing only):
Leasing commissions - consolidated properties	$1,607,644	1,889,676	$5,031,870	5,077,215
Tenant improvements - consolidated properties	1,112,616	822,891	2,701,687	3,069,179
Building improvements - consolidated properties	2,420,472	2,199,197	5,617,413	5,165,596
Pro-rata share of unconsolidated leasing commissions	446,043	141,427	1,362,300	293,294
Pro-rata share of unconsolidated tenant improvements	57,007	59,625	363,754	113,609
Pro-rata share of unconsolidated building improvements	460,740	92,142	1,139,705	152,013

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended September 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$75,782,916	70,635,236	$224,079,790	207,920,971
Percentage rent	1,002,353	847,260	1,929,728	1,641,040
Recoveries from tenants and other income	22,942,031	19,455,127	64,460,899	59,451,826
Management fees and commissions	5,326,954	3,326,478	24,728,384	23,493,032
Equity in income (loss) of investments in real estate partnerships	578,448	(3,953,200)	995,331	(616,186)

Total revenues	105,632,702	90,310,901	316,194,132	291,890,683

Operating Expenses:
Depreciation and amortization	21,988,840	19,710,139	64,164,192	58,691,466
Operating and maintenance	13,021,901	12,732,203	37,460,644	37,596,058
General and administrative	10,765,037	9,148,429	32,398,114	27,202,923
Real estate taxes	10,653,334	9,791,308	32,508,276	29,247,446
Other operating expense	(825,217)	204,032	4,564,905	2,166,646

Total operating expenses	55,603,895	51,586,111	171,096,131	154,904,539

Other Expense (Income):
Interest expense, net of interest income	20,121,156	22,727,176	59,196,634	64,637,128
Gain on sale of properties	(15,413,703)	(3,750,550)	(40,686,533)	(13,890,279)

Total other expense (income)	4,707,453	18,976,626	18,510,101	50,746,849

Income before minority interests	45,321,354	19,748,164	126,587,900	86,239,295
Minority interest of preferred units	(931,248)	(2,948,882)	(2,793,744)	(7,173,884)
Minority interest of exchangeable operating partnership units	(459,302)	(290,326)	(1,598,772)	(1,616,959)
Minority interest of limited partners	(15,922)	(44,897)	(4,790,966)	(202,784)

Income from continuing operations	43,914,882	16,464,059	117,404,418	77,245,668

Discontinued Operations:
Operating income from discontinued operations	368,767	2,032,392	1,264,190	7,104,424
Gain on sale of properties	26,983	13,566,312	33,463,119	29,940,666

Income from discontinued operations	395,750	15,598,704	34,727,309	37,045,090

Net income	44,310,632	32,062,763	152,131,727	114,290,758

Preferred stock dividends	(4,918,749)	(4,500,050)	(14,756,329)	(11,825,130)

Net income for common stockholders	$39,391,883	27,562,713	$137,375,398	102,465,628

Summary of Consolidated Debt

September 30, 2006

	9/30/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$194,694,678	175,402,454
Variable rate secured loans	77,493,887	77,906,349
Unsecured debt offering fixed rate	1,198,778,423	1,198,633,028
Unsecured line of credit variable rate	158,000,000	162,000,000

Total	$1,628,966,988	1,613,941,831

	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
Schedule of Maturities by Year:
current year	$1,041,315	—	—	1,041,315
2007	3,577,244	158,000,000	100,967,376	262,544,620
2008	3,428,738	—	19,620,259	23,048,997
2009	3,435,477	—	53,090,251	56,525,728
2010	3,280,647	—	177,203,485	180,484,132
2011	3,288,578	—	251,114,548	254,403,126
2012	3,414,379	—	255,492,476	258,906,855
2013	2,656,865	—	16,693,767	19,350,632
2014	1,557,348	—	158,267,974	159,825,322
2015	744,261	—	400,536,328	401,280,589
>10 years	178,801	—	9,279,321	9,458,122
Net unamortized debt premiums	—	—	2,097,550	2,097,550

	$26,603,653	158,000,000	1,444,363,335	1,628,966,988

	9/30/06	12/31/05
Percentage of Total Debt:
Fixed	85.54%	85.14%
Variable	14.46%	14.86%
Current Weighted Average Interest Rates:(1)
Fixed	6.57%	6.61%
Variable	5.79%	4.81%
Effective interest rate	6.46%	6.34%
(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Weighted Average Maturity Date:
Fixed	October 27, 2012	August 22, 2012
Variable	May 14, 2007	May 3, 2007

Summary of Consolidated Debt

September 30, 2006

Lender	Secured Property	Rate	Maturity	9/30/06	12/31/05
Fixed Rate Loans:
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/15/06	$—	11,811,903
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	—	4,704,774
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	—	4,557,887
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,458,887	4,556,710
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,007,424	10,226,868
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,630,060	3,721,384
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,558,978	5,685,091
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,301,387	10,419,561
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,782,603	9,925,424
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,570,272	3,710,503
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,126,309	10,217,577
Debt Offering	Unsecured	8.450%	09/01/10	149,893,699	149,873,332
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,695,179	5,786,247
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,588,717	2,630,112
Debt Offering	Unsecured	7.950%	01/15/11	219,869,018	219,847,076
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,093,577	12,207,935
Debt Offering	Unsecured	7.250%	12/12/11	19,934,394	19,925,016
Debt Offering	Unsecured	6.750%	01/15/12	249,803,125	249,775,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,152,136	6,201,410
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,590,750	22,042,537
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,220,132	6,558,606
Debt Offering	Unsecured	4.950%	04/15/14	149,715,375	149,686,912
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,414,627	9,626,207
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,695,112	8,835,591
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,338,762	2,485,035
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	—
Debt Offering	Unsecured	5.250%	08/01/15	349,562,812	349,525,692
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,019,869	1,019,869
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,297,326	4,524,979
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,055,021	11,274,611
Net unamortized premiums on assumed debt of acquired properties				2,097,550	2,671,633

Total Fixed Rate Debt				$1,393,473,101	1,374,035,482

Variable Rate Loans:
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	$158,000,000	162,000,000
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/07	6,555,687	6,968,149
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				$235,493,887	239,906,349

Total				$1,628,966,988	1,613,941,831

Summary of Preferred Units and Stock

September 30, 2006

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023
Preferred Stock:
Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

September 30, 2006

Date	Property Name	JV	City/State	Total GLA	Total Cost	Regency’s Share of Cost	Yield	Anchor Tenant
Consolidated:
Apr-06	Twin City Plaza		Boston, MA	281,742	$63,049,791	$63,049,791	6.21%	Shaw’s, Marshalls

				281,742	$63,049,791	$63,049,791	6.21%

Unconsolidated:
Mar-06	Apple Valley Square	CalSTRS	Minneapolis, MN	184,841	$26,329,835	$6,487,500	6.33%	Rainbow Foods
Jul-06	Merchants Crossing	Macquarie	Englewood, FL	213,730	25,776,846	6,444,250	7.14%	Publix, Walgreens
Aug-06	Sutton Square	Oregon	Raleigh, NC	101,846	20,540,454	4,108,091	6.61%	Harris Teeter
Sep-06	Kleinwood Center	MCW III	Spring, TX	155,463	32,541,067	8,118,996	6.79%	H.E.B.
Sep-06	Murray Landing	MCW III	Irmo, SC	64,359	9,771,264	2,437,930	6.79%	Publix
Sep-06	Vineyard Shopping Center	MCW III	Tallahassee, FL	62,821	10,225,597	2,551,286	6.79%	Publix
Sep-06	Main Street Center	MCW II	Frisco, TX	42,754	9,900,000	2,470,050	6.79%	Albertson’s
Sep-06	Lorton Station Marketplace and Lorton Station Town Center(1)	Oregon	Lorton, VA	171,527	63,597,384	12,719,477	6.88%	Shoppers Food
Sep-06	Speedway Plaza	Oregon	Westborough, MA	185,279	23,229,924	4,645,985	7.34%	Stop & Shop

				1,182,620	$221,912,371	$49,983,566	6.83%

Total Acquisitions				1,464,362	$284,962,162	$113,033,357	6.49%

CalSTRS - Regency owns 25%

Macquarie - Regency owns 25%

MCW II - Regency owns 24.95%

MCW III - Regency owns 24.95%

Oregon - Regency owns 20%

(1)	Lorton includes $9.8 million of development costs.

Operating Property Dispositions

September 30, 2006

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Partial Sale of Joint Venture Interest:
Jan-06	Macquarie II joint venture (see note below)				$270,000,000	$270,000,000	6.16%	N/A

Consolidated:
Feb-06	Union Square		Charlotte, NC	97,191	$9,750,000	$9,750,000	8.01%	Harris Teeter
Feb-06	University Collection		Tampa, FL	106,899	23,050,000	23,050,000	6.98%	Kash N Karry - NAP
Feb-06	Palm Trails		Deerfield, FL	76,067	9,150,000	9,150,000	8.01%	Winn Dixie
Mar-06	South Point		Everett, WA	190,378	30,000,000	30,000,000	6.38%	Cost Cutters
Aug-06	Worthington Park		Worthington, OH	93,095	10,750,000	10,750,000	7.10%	Kroger

				563,630	$82,700,000	$82,700,000	7.01%

Unconsolidated:
Feb-06	Colonial Square	MCW II	York, PA	28,640	$3,815,000	$951,843	9.70%	N/A
Feb-06	Mallard Creek	MCW II	Chicago, IL	143,576	18,000,000	4,491,000	8.56%	Dominick’s
Mar-06	Killian Hill	Macquarie	Atlanta, GA	113,216	18,200,000	4,550,000	6.86%	Publix
Mar-06	Cudahy Center	MCW II	Cudahy, WI	103,254	4,270,000	1,065,365	9.77%	Pic N Save
Apr-06	Clinton Square	MCW II	Clinton, MD	18,961	2,200,000	548,900	10.31%	N/A
Apr-06	Rosecroft	MCW II	Temple Hills, MD	119,010	5,500,000	1,372,250	10.13%	N/A
Aug-06	Penn Station	MCW II	District Heights, MD	244,959	44,266,000	11,044,367	6.95%	N/A
Sep-06	Lake Forest Village	MCW II	Lake Forest, CA	119,741	32,825,000	8,189,838	6.24%	Albertson’s

				891,357	$129,076,000	$32,213,562	7.35%

Total Dispositions				1,454,987	$481,776,000	$384,913,562	6.44%

Macquarie - Regency owns 25%

MCW II - Regency owns 24.95%

Note: Effective January 1, 2006, Macquarie CountryWide Trust of Australia (MCW) purchased an additional 10.05% interest in Macquarie II, which reduced Regency’s ownership in Macquarie II from 35% to 24.95%. MCW’s purchase price for the 10.05% interest was $270 million and is on the same terms as the original purchase agreement related to the $2.7 billion acquisition of the First Washington Portfolio that closed in June 2005.

Development Sales

September 30, 206

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
Sep-06	Kleinwood Center	MCW III	Spring, TX	155,463	$32,541,067	$24,422,071	6.79%	H.E.B.
Sep-06	Murray Landing	MCW III	Irmo, SC	64,359	9,771,264	7,333,334	6.79%	Publix
Sep-06	Vineyard Shopping Center	MCW III	Tallahassee, FL	62,821	10,225,597	7,674,311	6.79%	Publix
Sep-06	Main Street Center	MCW II	Frisco, TX	42,754	9,900,000	7,429,950	6.79%	Albertson’s

				325,397	$62,437,928	$46,859,665	6.79%

Sales to Third Parties:
Jun-06	Longmont		Longmont, CO		$9,180,000	$9,180,000	6.10%	JC Penney

					$9,180,000	$9,180,000	6.10%

Total Development Sales					$71,617,928	$56,039,665	6.68%

Macquarie - Regency owns 25%

MCW II - Regency owns 24.95%

MCW III - Regency owns 24.95%

Note: See the acquisitions page for additional information on sales to joint ventures.

In-Process Developments

September 30, 2006

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	11/01/06	$64,844,714	$66,277,914	$21,460,825	10.13%	10.10%	264,773	93%	264,773	93%
Alameda Bridgeside Shopping Center	CA	Oakland	Nob Hill	03/01/07	29,654,755	34,076,261	10,735,721	7.95%	7.95%	105,118	78%	106,118	78%
Bear Creek Phase II	CA	Riverside - San Bernardino	N/A	10/01/07	7,527,195	7,677,195	5,871,357	7.40%	7.40%	23,001	80%	23,001	80%
Clayton Valley Shopping Center	CA	Oakland	N/A	10/01/08	60,851,694	60,851,694	20,742,254	9.14%	9.14%	275,785	61%	275,785	61%
Clovis	CA	Clovis - Fresno	Petsmart, Target	03/01/06	39,131,950	48,931,265	7,364,188	9.05%	9.05%	182,185	77%	327,838	87%
Falcon Ridge Town Center Phase II	CA	Riverside - San Bernardino	24 Hour Fitness, CVS	03/01/07	14,918,181	15,115,189	10,185,631	11.17%	11.17%	66,864	100%	66,864	100%
French Valley	CA	Riverside - San Bernardino	Stater Bros.	08/01/06	25,857,917	29,311,020	3,593,659	9.47%	9.47%	114,028	96%	116,288	96%
Golden Hills Promenade	CA	San Luis Obispo - Atascadero	Lowe’s	01/01/08	29,340,216	33,854,216	25,719,805	10.75%	10.75%	291,732	58%	291,732	58%
Indio-Jackson	CA	Riverside - San Bernardino	Winco	03/01/08	62,829,375	87,969,724	62,264,126	10.18%	10.18%	396,591	1%	631,479	38%
Plaza Rio Vista	CA	Riverside - San Bernardino	Stater Bros.	09/01/07	15,627,429	18,299,166	13,296,860	9.24%	8.35%	72,050	67%	87,798	55%
Santa Maria Commons	CA	Santa Barbara	Kohl’s	10/01/06	7,271,449	9,648,564	6,415,640	9.13%	9.13%	117,363	85%	117,363	85%
Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	10/01/08	38,053,292	44,896,534	26,256,452	7.90%	7.90%	69,354	94%	69,354	94%
Soquel Canyon Crossing	CA	Riverside - San Bernardino	Rite Aid	03/01/07	8,655,295	9,133,976	6,056,123	10.67%	10.67%	38,926	93%	38,926	93%
Vine at Castaic	CA	Los Angeles - Long Beach	N/A	03/01/07	9,299,105	10,673,105	5,916,651	9.35%	9.35%	30,245	20%	33,613	18%
Vista Village IV	CA	San Diego	Krikorian Theaters	11/01/06	4,626,124	6,225,431	3,043,858	8.06%	8.06%	11,000	55%	17,234	71%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,192,721	11,029,135	3,914,857	10.93%	10.93%	22,920	0%	207,225	89%
Loveland Shopping Center	CO	Fort Collins - Loveland	Gold’s Gym	12/01/06	7,090,866	7,135,866	1,977,594	10.40%	10.40%	93,142	45%	93,142	45%
Marketplace at Briargate	CO	Colorado Springs	King Soopers	04/01/07	4,841,553	9,904,024	5,876,659	13.28%	13.28%	29,160	9%	95,160	72%
First Street Village	FL	Ft. Myers	Publix	09/01/07	17,258,225	19,631,180	13,108,050	8.92%	8.92%	84,453	46%	84,453	46%
Hibernia Plaza - SE Corner	FL	Jacksonville	Walgreens	09/01/07	1,554,575	5,644,575	3,445,813	10.64%	10.64%	8,400	0%	23,220	64%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	9,979,076	16,991,745	12,344,004	10.87%	10.87%	73,719	62%	88,539	52%
Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,949,244	3,704,244	81,972	10.39%	10.39%	15,490	81%	15,490	81%
Chapel Hill Centre	GA	Atlanta	Kohl’s	12/01/07	9,162,753	14,224,567	5,979,763	9.26%	9.26%	55,400	6%	178,113	65%
Augusta Center	IN	Chicago	Menards	05/01/07	7,464,188	8,773,204	3,264,390	10.00%	10.00%	14,451	21%	228,439	95%
Village at Lee Airport	MD	Baltimore	Giant	05/01/08	24,062,657	24,232,657	22,820,318	9.75%	9.47%	130,565	54%	205,565	34%
Merrimack Shopping Center	NH	Boston	Shaw’s	05/01/06	13,403,901	13,547,466	2,090,109	8.69%	8.69%	91,692	65%	91,692	65%
Anthem Highland	NV	Las Vegas	Albertsons	12/01/06	20,485,178	23,952,656	6,784,842	12.06%	9.91%	119,313	87%	125,313	88%
Red Bank	OH	Cincinnati	Wal-Mart	05/01/08	17,703,976	28,705,667	18,800,837	9.57%	9.57%	233,081	0%	233,081	87%
Regency Commons	OH	Cincinnati	N/A	06/01/05	7,463,921	7,502,624	393,021	9.71%	9.71%	30,770	63%	30,770	63%
Wadsworth Crossing	OH	Akron	TJ Maxx, Target	01/01/07	24,225,224	24,225,224	13,421,179	9.03%	9.03%	112,714	36%	479,436	85%
Tanasbourne	OR	Portland	Whole Foods	11/01/07	12,399,525	12,899,525	11,911,020	9.04%	9.04%	71,000	80%	71,000	80%
Silver Spring Square	PA	Harrisburg	Wegman’s, Target	04/01/07	61,875,411	70,829,956	37,059,055	8.77%	8.36%	346,617	63%	485,994	73%
Lebanon Center	TN	Nashville	Publix	10/01/07	10,101,202	10,101,202	7,144,224	9.29%	9.29%	63,802	71%	63,802	71%
State Street Crossing	MI	Detroit	Wal-Mart	02/01/08	8,093,003	8,998,003	5,694,760	9.83%	9.83%	21,004	0%	168,495	88%
Kleinwood Phase II	TX	Houston	LA Fitness	01/01/07	8,275,780	9,056,094	3,178,397	10.42%	10.42%	45,001	100%	45,001	100%
Rockwall Town Center	TX	Dallas	Kroger	03/01/06	8,602,165	12,806,914	764,451	11.07%	11.07%	46,409	63%	120,179	86%
Shops at Highland Village	TX	Dallas	AMC Theater, B&N	09/01/07	92,004,493	101,057,614	78,254,138	9.06%	8.84%	354,725	47%	354,725	47%
South Shore Marketplace	TX	Houston	Kroger	04/01/07	6,378,681	10,392,248	3,358,761	13.20%	13.20%	27,923	24%	109,393	81%
Spring West	TX	Houston	HEB	02/01/07	19,316,909	23,467,156	7,599,382	9.75%	9.75%	144,060	80%	144,060	80%
Woodlands West Village	TX	Houston	Target	04/01/08	33,591,508	53,666,604	29,920,493	8.88%	8.88%	174,753	0%	301,627	42%
Culpeper Colonnade, LLC	VA	Washington DC	Petsmart, Target	03/01/07	21,071,378	26,220,608	14,662,873	9.27%	8.62%	97,758	36%	225,065	72%
Shops at County Center	VA	Washington DC	Harris Teeter	03/01/07	17,311,965	22,617,300	10,302,674	12.22%	11.15%	109,589	62%	109,589	62%
Orchards Phase II	WA	Portland	Sportman’s Warehouse	10/01/06	20,929,995	20,929,995	7,334,309	8.73%	8.73%	119,973	60%	119,973	60%

Total Consolidated					$910,278,763	$1,085,189,307	$560,411,095	9.51%	9.36%	4,796,899	53%	6,966,707	69%

Seal Beach Center	CA	Los Angeles - Long Beach	Vons	01/01/08	$21,021,678	$21,441,763	$5,073,875	10.90%	10.90%	102,235	88%	102,235	88%
Shoppes at Bartram Park -Phase II	FL	Jacksonville	Publix	10/16/04	4,673,432	4,673,432	398,754	11.90%	11.90%	28,345	92%	28,345	92%
Shoppes at Bartram Park -Phase III	FL	Jacksonville	Publix	10/16/04	3,602,527	4,232,527	2,653,531	11.02%	11.02%	12,002	0%	12,002	0%
Heritage Plaza Phase II	IL	Chicago	Jewl/Osco	11/10/88	1,976,136	4,496,136	1,860,042	10.43%	10.43%	10,117	0%	10,117	0%
Lorton Station Town Center	VA	Washington DC	N/A	10/01/07	9,788,740	10,438,740	8,652,240	10.06%	10.06%	43,000	0%	43,000	0%

Total Unconsolidated					$41,062,513	$45,282,598	$18,638,442	10.80%	10.80%	195,699	59%	195,699	59%

Total					$951,341,276	$1,130,471,904	$579,049,536	9.57%	9.43%	4,992,598	54%	7,162,406	69%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.7%.

Projected Development Funding, Stabilizations and Land Held

September, 30 2006

In-Process Developments Projected Funding (1)

($ Thousands)

Q4 2006E	Q1 2007E	Q2 2007E	Q3 2007E	Q4 2007E	2008+E
$145,000 -$165,000	$110,000 -$130,000	$80,000 -$100,000	$80,000 -$100,000	$60,000 -$80,000	$40,000 -$60,000

Estimated Development Stabilization Schedule

($ Thousands)

	Q4 2006E	Q1 2007E	Q2 2007E	Q3 2007E	Q4 2007E	2008+E

Gross Dev. Costs:	$145,000 - $165,000	$70,000 - $90,000	$170,000 - $190,000	$115,000 - $135,000	$15,000 - $35,000	$550,000 - $570,000

Net Dev. Costs:	$130,000 - $150,000	$65,000 - $85,000	$145,000 - $165,000	$100,000 - $120,000	$10,000 - $30,000	$435,000 - $455,000

Land Held for Future Development or Sale (2)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
13	$79,308	$235,000 -$285,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

(2)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

September 30, 2006

Stabilized Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Jun-06	Fort Collins Center	CO	JC Penney	07/01/06	$7,597,063	10.03%	99,359	100%
Jun-06	Greenwood Springs	IN	Gander Mountain	10/01/05	11,858,487	9.95%	293,826	93%
Jun-06	Longmont Center	CO	JC Penney	07/01/06	5,422,373	10.22%	97,990	100%
Sep-06	Amherst Street Shopping Center	NH	Petsmart, Target	03/01/06	7,234,912	9.20%	48,300	94%
Sep-06	Indian Springs Market Center	OH	Kohl’s	09/01/06	6,935,445	10.06%	343,605	100%

					$39,048,280	9.89%	883,080	97%

Unconsolidated:
Jun-06	Deer Grove Phase II	IL	Staples	08/01/06	$4,059,383	8.76%	25,188	100%
Jun-06	Plantation Plaza Phase II	FL	Publix	10/29/04	2,701,813	10.15%	12,600	100%

					$6,761,196	9.32%	37,788	100%

	Total Development Stabilizations				$45,809,476	9.80%	920,868	96%

Unconsolidated Investments

September 30, 2006

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 9/30/06	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	19	2,787,239	$440,458,171	$196,275,153	Various	20.00%	$39,255,031	$47,606,306	$1,690,601
(JV-CCV)	Cameron Village	1	635,918	117,362,899	47,300,000	Wachovia	30.00%	14,190,000	20,886,038	(58,660)

		20	3,423,157	557,821,070	243,575,153
Macquarie CountryWide
(JV-M, JV-MD)	Various	51	5,200,267	734,909,881	401,547,160	Various	25.00%	100,386,790	66,863,229	4,178,522
(JV-M2, JV-M3)	Various	98	12,078,057	2,727,531,982	1,619,779,701	Various	24.95%	404,135,035	239,438,856	(6,197,738)

		149	17,278,324	3,462,441,863	2,021,326,861
CalSTRS
(JV-RC)	Various	8	873,083	171,785,384	89,416,077	Various	25.00%	22,354,019	17,041,871	363,543
Publix
(JV-O)	Shoppes at Bartram Park	1	117,414	23,030,817	—	—	50.00%	—	11,239,046	227,394
(JV-O)	Valleydale Village	1	118,466	12,381,607	—	—	50.00%	—	5,874,374	91,207
(JV-O)	Regency Village	1	83,170	18,910,608	—	—	50.00%	—	9,735,060	221,160
(JV-O)	Queensborough	1	82,333	5,047,484	—	—	50.00%	—	3,379,038	219,388

		4	401,383	59,370,516	—
H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,306,366	—	—	50.00%	—	4,774,397	1,602
(JV-O)	Indian Springs Center	1	136,625	20,897,308	27,000,000	Wells Fargo	50.00%	13,500,000	(2,873,608)	61,398

		1	136,625	30,203,674	27,000,000
Individual Investors
(JV-O)	Shops of San Marco	1	96,408	17,219,674	10,746,144	Wachovia	50.00%	5,373,072	2,529,427	196,914

		183	22,208,980	$4,298,842,181	$2,392,064,235			$599,193,947	$426,494,035	$995,331

(1)	Land held for future development

Unconsolidated Balance Sheets

September 30, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost	$4,148,137,619	4,047,476,281
Less: accumulated depreciation	197,339,520	115,386,604

	3,950,798,099	3,932,089,677
Properties in development	27,387,210	25,416,668

Net real estate investments	3,978,185,309	3,957,506,345
Cash and cash equivalents	39,583,847	38,529,709
Tenant receivables, net of allowance for uncollectible accounts	52,228,058	42,033,543
Deferred costs, less accumulated amortization	19,827,248	14,616,423
Acquired lease intangible assets, net	204,849,827	259,033,215
Other assets	4,167,892	6,862,249

	$4,298,842,181	4,318,581,484

Liabilities and Equity
Liabilities:
Notes payable	$2,392,064,235	2,372,601,356
Accounts payable and other liabilities	65,113,613	66,231,508
Tenants’ security and escrow deposits	9,361,564	9,050,281
Acquired lease intangible liabilities, net	72,693,557	86,107,919

Total liabilities	2,539,232,969	2,533,991,064

Equity:
Equity - Regency Centers	449,781,433	564,630,039
Equity - Third parties	1,309,827,779	1,219,960,381

Total equity	1,759,609,212	1,784,590,420

	$4,298,842,181	4,318,581,484

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

September 30, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost	$1,043,231,073	1,289,813,669
Less: accumulated depreciation	49,870,344	33,706,848

	993,360,729	1,256,106,821
Properties in development	10,828,032	10,952,410

Net real estate investments	1,004,188,761	1,267,059,231
Cash and cash equivalents	10,633,636	12,858,698
Tenant receivables, net of allowance for uncollectible accounts	13,558,520	12,486,340
Deferred costs, less accumulated amortization	5,119,613	4,651,707
Acquired lease intangible assets, net	51,567,174	83,600,085
Other assets	1,372,150	2,413,055

	$1,086,439,854	1,383,069,116

Liabilities and Equity
Liabilities:
Notes payable	$599,193,947	764,246,412
Accounts payable and other liabilities	16,844,114	21,640,495
Tenants’ security and escrow deposits	2,425,992	2,878,213
Acquired lease intangible liabilities, net	18,194,368	29,673,957

Total liabilities	636,658,421	818,439,077

Equity:
Equity - Regency Centers	449,781,433	564,630,039

	$1,086,439,854	1,383,069,116

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended September 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$78,162,451	80,868,878	$234,258,071	157,385,220
Percentage rent	649,017	189,161	2,266,028	703,981
Recoveries from tenants	24,322,825	22,461,997	68,426,293	45,638,253

Total revenues	103,134,294	103,520,036	304,950,392	203,727,454

Operating expenses:
Operating and maintenance	14,022,806	12,588,978	41,783,392	27,668,822
Real estate taxes	11,733,301	12,463,880	35,733,651	23,698,439

Total operating expenses	25,756,107	25,052,858	77,517,043	51,367,261

Net operating income	77,378,187	78,467,178	227,433,349	152,360,193

Other expense (income):
General and administrative	1,658,729	1,454,162	5,719,010	4,353,990
Depreciation and amortization expense	42,080,067	57,640,880	130,444,113	91,470,860
Interest expense, net	31,965,531	30,439,065	93,666,565	53,251,280
Gain on sale of real estate	(1,906,270)	(836,959)	(6,806,295)	(340,314)
Other expense (income)	88,198	319,487	235,821	(364,127)

Total other expense (income)	73,886,255	89,016,635	223,259,214	148,371,689

Net income (loss)	$3,491,932	(10,549,457)	$4,174,135	3,988,504

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended September 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$19,773,602	25,215,306	$59,271,896	46,026,113
Percentage rent	163,746	54,916	577,504	189,137
Recoveries from tenants	6,114,447	7,031,461	17,176,517	13,348,110

Total revenues	26,051,795	32,301,683	77,025,917	59,563,360

Operating expenses:
Operating and maintenance	3,571,230	3,872,802	10,623,115	7,971,578
Real estate taxes	2,934,997	3,891,910	8,939,477	6,913,471

Total operating expenses	6,506,227	7,764,712	19,562,592	14,885,049

Net operating income	19,545,568	24,536,971	57,463,325	44,678,311

Other expense (income):
General and administrative	395,730	360,372	1,383,675	1,040,534
Depreciation and amortization expense	10,640,847	18,674,162	32,943,074	28,437,680
Interest expense, net	8,030,006	9,769,543	23,542,359	16,152,559
Gain on sale of real estate	(475,613)	(209,261)	(1,641,595)	(97,208)
Other expense (income)	376,150	(104,643)	240,481	(239,066)

Total other expense (income)	18,967,120	28,490,173	56,467,994	45,294,499

Net income (loss)	$578,448	(3,953,202)	$995,331	(616,188)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

September 30, 2006

	9/30/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$2,227,527,199	1,959,597,971
Variable rate secured loans	47,234,600	—
Unsecured line of credit variable rate	117,302,436	413,003,385

Total	$2,392,064,235	2,372,601,356

	9/30/06	12/31/05
Percentage of Total Debt:
Fixed	93.12%	82.59%
Variable	6.88%	17.41%
Current Weighted Average Interest Rates:(1)
Fixed	5.19%	5.08%
Variable	6.46%	5.16%
Effective Interest Rate	5.28%	5.09%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Weighted Average Maturity Date:
Fixed	February 27, 2012	May 31, 2011
Variable	June 19, 2007	April 30, 2006
Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$559,349,479	627,982,503
Variable rate secured loans	11,785,033	—
Unsecured line of credit variable rate	28,059,435	136,263,909

Total	$599,193,947	764,246,412

Leasing Statistics - Wholly - Owned and Regency’s Pro-Rata Share of Joint Ventures

September 30, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	323	702,656	$16.94	$14.91	13.6%	5.5	$0.67
2nd Quarter 2006	344	697,890	$17.05	$14.68	16.2%	5.2	$1.09
1st Quarter 2006	370	745,454	$17.28	$15.63	10.6%	4.9	$1.08
4th Quarter 2005	400	739,270	$18.58	$16.60	11.9%	4.7	$1.85

Total - 12 months	1,437	2,885,270	$17.48	$15.47	13.0%	5.0	$1.19

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	85	118,177	$21.60	$16.63	29.9%	5.6	$3.75
2nd Quarter 2006	95	121,407	$22.01	$16.88	30.4%	7.2	$6.03
1st Quarter 2006	90	146,578	$17.87	$16.26	9.9%	7.1	$3.13
4th Quarter 2005	94	153,693	$18.21	$15.62	16.6%	5.9	$8.69

Total - 12 months	364	539,855	$19.71	$16.32	20.8%	6.4	$5.41

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	238	584,479	$15.99	$14.52	10.1%	5.4	$0.04
2nd Quarter 2006	249	576,483	$15.87	$14.21	11.7%	4.8	$0.05
1st Quarter 2006	280	598,876	$17.16	$15.48	10.9%	4.4	$0.57
4th Quarter 2005	306	585,577	$18.69	$16.85	10.9%	4.3	$0.06

Total - 12 months	1,073	2,345,415	$16.93	$15.26	10.9%	4.7	$0.18

Leasing Statistics - Wholly-Owned and 100% of Joint Ventures

September 30, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	323	1,212,994	$16.30	$14.36	13.5%	5.7	$0.52
2nd Quarter 2006	344	1,096,580	$18.23	$15.78	15.5%	5.5	$0.78
1st Quarter 2006	370	1,236,334	$16.89	$15.33	10.2%	4.8	$0.77
4th Quarter 2005	400	1,158,569	$17.94	$15.76	13.9%	4.9	$2.06

Total - 12 months	1,437	4,704,477	$17.32	$15.29	13.3%	5.2	$1.02

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	85	205,962	$21.04	$16.49	27.6%	6.5	$2.74
2nd Quarter 2006	95	252,092	$22.14	$17.35	27.6%	8.2	$3.26
1st Quarter 2006	90	237,189	$17.51	$16.09	8.8%	6.9	$2.46
4th Quarter 2005	94	238,550	$18.15	$14.28	27.1%	6.7	$9.75

Total - 12 months	364	933,793	$19.76	$16.06	23.0%	7.1	$4.60

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2006	238	1,007,032	$15.32	$13.92	10.1%	5.6	$0.07
2nd Quarter 2006	249	844,488	$17.06	$15.31	11.4%	4.7	$0.04
1st Quarter 2006	280	999,145	$16.74	$15.14	10.6%	4.4	$0.37
4th Quarter 2005	306	920,019	$17.89	$16.14	10.8%	4.4	$0.07

Total - 12 months	1,073	3,770,684	$16.72	$15.10	10.7%	4.8	$0.14

Average Base Rent by State - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

September 30, 2006

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	152,137	0.5%	85.1%	$1,483,844	0.4%	$11.46
Arizona	4	409,969	1.3%	99.2%	6,332,839	1.8%	15.63
California	70	6,881,819	22.3%	87.7%	93,822,005	26.0%	20.38
Colorado	22	1,543,704	5.0%	90.6%	15,603,068	4.3%	12.34
Connecticut	1	41,724	0.1%	100.0%	897,586	0.2%	21.51
Delaware	5	343,778	1.1%	95.5%	4,131,833	1.1%	12.64
District of Columbia	1	4,200	0.0%	100.0%	277,568	0.1%	66.09
Florida	53	4,660,396	15.1%	93.6%	48,744,503	13.5%	11.94
Georgia	32	1,740,167	5.6%	92.3%	23,204,955	6.4%	14.72
Illinois	16	843,336	2.7%	94.9%	10,035,343	2.8%	12.61
Indiana	4	77,131	0.2%	56.8%	730,713	0.2%	18.53
Kentucky	2	75,668	0.2%	95.0%	667,647	0.2%	9.29
Maryland	18	601,591	1.9%	87.2%	7,245,573	2.0%	16.10
Massachusetts	2	318,759	1.0%	97.9%	4,474,076	1.2%	14.89
Michigan	4	303,412	1.0%	89.9%	3,596,876	1.0%	13.19
Minnesota	3	120,835	0.4%	96.5%	1,405,809	0.4%	12.14
Nevada	1	119,313	0.4%	87.4%	0	0.0%	0.00
New Hampshire	2	125,173	0.4%	70.5%	547,202	0.2%	36.92
New Jersey	2	39,042	0.1%	97.8%	616,972	0.2%	16.16
North Carolina	15	1,211,446	3.9%	95.1%	14,455,508	4.0%	12.99
Ohio	16	2,212,271	7.2%	74.7%	16,380,639	4.5%	11.09
Oregon	9	659,680	2.1%	96.8%	8,252,901	2.3%	14.58
Pennsylvania	12	836,778	2.7%	82.2%	8,257,426	2.3%	17.60
South Carolina	8	208,496	0.7%	95.0%	2,255,674	0.6%	11.44
Tennessee	7	488,050	1.6%	94.4%	5,365,592	1.5%	12.99
Texas	40	4,291,223	13.9%	82.9%	46,592,072	12.9%	14.72
Virginia	34	1,789,371	5.8%	91.0%	24,318,704	6.7%	16.82
Washington	11	699,149	2.3%	91.4%	10,186,869	2.8%	17.96
Wisconsin	2	67,147	0.2%	98.1%	493,150	0.1%	7.49

Total All Properties	399	30,865,763	100.0%	88.7%	$360,376,947	100.0%	$15.00

(1)	% leased includes leases that are executed but not yet rent paying.

(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly-Owned and 100% of Joint Ventures

September 30, 2006

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	267,689	0.6%	84.4%	$2,559,440	0.4%	$11.33
Arizona	4	496,087	1.0%	99.4%	7,528,285	1.3%	15.35
California	70	9,468,347	19.9%	90.1%	134,600,753	23.0%	19.45
Colorado	22	2,441,186	5.1%	92.3%	25,358,058	4.3%	12.27
Connecticut	1	167,230	0.4%	100.0%	3,597,539	0.6%	21.51
Delaware	5	654,687	1.4%	91.6%	7,588,478	1.3%	12.69
District of Columbia	1	16,834	0.0%	100.0%	1,112,496	0.2%	66.09
Florida	53	6,076,824	12.8%	93.7%	64,958,162	11.1%	12.03
Georgia	32	2,735,442	5.8%	93.6%	35,183,209	6.0%	13.95
Illinois	16	2,266,799	4.8%	95.5%	27,074,401	4.6%	12.62
Indiana	4	181,363	0.4%	75.6%	2,422,691	0.4%	18.25
Kentucky	2	302,670	0.6%	95.0%	2,670,588	0.5%	9.29
Maryland	18	2,058,954	4.3%	93.8%	29,383,164	5.0%	15.94
Massachusetts	2	466,982	1.0%	98.5%	5,915,904	1.0%	13.23
Michigan	4	303,412	0.6%	89.9%	3,596,876	0.6%	13.19
Minnesota	3	483,938	1.0%	96.5%	5,630,805	1.0%	12.15
Nevada	1	119,313	0.3%	87.4%	0	0.0%	0.00
New Hampshire	2	125,173	0.3%	70.5%	547,202	0.1%	36.92
New Jersey	2	156,482	0.3%	97.8%	2,472,833	0.4%	16.16
North Carolina	15	2,119,322	4.5%	92.7%	24,601,015	4.2%	13.11
Ohio	16	2,293,963	4.8%	75.5%	16,740,781	2.9%	11.11
Oregon	9	925,729	1.9%	96.8%	11,618,550	2.0%	14.13
Pennsylvania	12	1,633,373	3.4%	89.3%	18,831,891	3.2%	15.19
South Carolina	8	522,027	1.1%	96.2%	5,558,557	1.0%	11.16
Tennessee	7	488,050	1.0%	94.4%	5,365,592	0.9%	12.99
Texas	40	5,263,495	11.1%	84.9%	59,560,830	10.2%	14.65
Virginia	34	4,000,210	8.4%	92.8%	61,269,528	10.5%	17.50
Washington	11	1,172,599	2.5%	94.2%	17,249,735	2.9%	16.70
Wisconsin	2	269,128	0.6%	98.1%	1,976,554	0.3%	7.49

Total All Properties	399	47,477,308	100.0%	90.9%	$584,973,916	100.0%	$14.85

(1)	% leased includes leases that are executed but not yet rent paying.

(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

September 30, 2006

						JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft (2)
Mid- Atlantic Region
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington DC	1930	16,834	4,200	100.0%	100.0%	—	—	—	$66.09

			DC			16,834	4,200	100.0%	100.0%	—	—

First State Plaza	JV-M2	24.95%	DE	Wilmington	1988	164,576	41,062	93.6%	93.6%	—	57,319	Shop Rite	$13.89
Newark Shopping Center	JV-M2	24.95%	DE	Wilmington	1987	183,017	45,663	78.2%	78.2%	—	—	—	$9.89
Pike Creek			DE	Wilmington	1981	229,510	229,510	99.0%	99.0%	—	49,069	Acme Markets, K-Mart	$11.63
Shoppes of Graylyn	JV-M2	24.95%	DE	Wilmington	1971	66,676	16,636	96.1%	96.1%	—	—	—	$16.40
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

			DE			654,687	343,778	91.6%	95.5%	—	106,388

Corbin’s Corner	JV-M2	24.95%	CT	Hartford	1962	167,230	41,724	100.0%	100.0%	—	10,150	Trader Joe’s	$21.51

			CT			167,230	41,724	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Boston	2004	33,481	33,481	85.7%	85.7%	—	—	—	$19.08
Merrimack Shopping Center			NH	Boston	IP Dev	91,692	91,692	65.0%	65.0%	—	53,146	Shaw’s	N/A

			NH			125,173	125,173	70.5%	70.5%	—	53,146

Plaza Square	JV-M2	24.95%	NJ	Bergen	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.45
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$4.99

			NJ			156,482	39,042	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	24.95%	MD	Washington DC	1966	104,037	25,957	89.8%	89.8%	—	21,750	Giant Food	$16.83
Clinton Park	JV-C	20%	MD	Washington DC	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.78
Cloppers Mill Village	JV-M2	24.95%	MD	Washington DC	1995	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse	$17.57
Elkridge Corners	JV-M2	24.95%	MD	Baltimore	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.67
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore	1986	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe’s	$33.09
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington DC	1978	22,328	5,571	100.0%	100.0%	—	—	—	$32.49
Goshen Plaza	JV-M2	24.95%	MD	Washington DC	1987	45,654	11,391	100.0%	100.0%	—	—	—	$17.53
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	64,775	16,194	98.2%	98.2%	—	—	—	$14.13
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	120,326	30,082	100.0%	100.0%	—	53,754	Safeway	$24.00
Lee Airport			MD	Baltimore	IP Dev	130,565	130,565	53.8%	53.8%	—	60,000	Giant Food	N/A
Mitchellville Plaza	JV-M2	24.95%	MD	Washington DC	1991	156,124	38,953	92.7%	92.7%	—	45,100	Food Lion	$20.79
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore	1987	98,016	24,455	96.5%	96.5%	—	49,028	Shoppers Food Warehouse	$13.15
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore	1961	162,435	40,528	94.9%	94.9%	—	41,223	Super Fresh	$10.88
Southside Marketplace	JV-M2	24.95%	MD	Baltimore	1990	125,147	31,224	94.7%	94.7%	—	44,264	Shoppers Food Warehouse	$14.30
Takoma Park	JV-M2	24.95%	MD	Washington DC	1960	106,469	26,564	100.0%	100.0%	—	63,643	Shoppers Food Warehouse	$9.64
Valley Centre	JV-M2	24.95%	MD	Baltimore	1987	247,312	61,704	97.1%	97.1%	—	—	—	$13.27
Watkins Park Plaza	JV-M2	24.95%	MD	Washington DC	1985	113,443	28,304	98.5%	98.5%	—	43,205	Safeway	$17.55
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington DC	1954	64,682	16,138	92.2%	92.2%	—	—	—	$20.95

			MD			2,058,954	601,591	93.8%	87.2%	49,000	584,965

Speedway Plaza	JV-C2	20%	MA	Boston	1988	185,279	37,056	100.0%	100.0%	—	59,970	Stop & Shop, BJ’s Wholesale	$9.83
Twin City Plaza			MA	Boston	2004	281,703	281,703	97.6%	97.6%	—	62,500	Shaw’s, Marshall’s	$15.59

			MA			466,982	318,759	98.5%	97.9%	—	122,470

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem	1958	46,420	11,582	100.0%	100.0%	—	22,075	Ahart Market	$13.20
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia	1960	158,860	39,636	98.0%	98.0%	—	—	—	$15.42
Gateway Shopping Center			PA	Philadelphia	1960	219,337	219,337	94.9%	94.9%	—	10,610	Trader Joe’s	$22.12
Hershey			PA	None	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.0%	95.0%	—	57,935	Redner’s Market	$10.94
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia	1988	112,276	28,013	96.5%	96.5%	—	25,673	Shop ‘N Bag	$14.43
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$17.42
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia	1970	146,893	36,650	95.8%	95.8%	—	56,226	Acme Markets	$14.47
Silver Spring Square			PA	Harrisburg	IP Dev	346,617	346,617	62.8%	62.8%	137,271	130,000	Wegmans, (Target)	N/A
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem	1976	133,824	33,389	96.2%	96.2%	—	73,000	Valley Farm Market	$7.31
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia	1990	122,916	30,668	98.7%	98.7%	—	40,750	Genuardi’s	$15.58
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia	1999	89,680	22,375	92.6%	92.6%	—	50,658	Genuardi’s	$16.86

			PA			1,633,373	836,778	89.3%	82.2%	137,271	517,635

601 King Street	JV-M2	24.95%	VA	Washington DC	1980	8,349	2,083	98.5%	98.5%	—	—	—	$49.39
Ashburn Farm Market Center			VA	Washington DC	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food	$19.49
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington DC	1996	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse	$13.76
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway	$17.34
Brafferton Center	JV-M2	24.95%	VA	Washington DC	1997	94,731	23,635	97.9%	97.9%	—	43,520	Giant Food (Dark)	$12.15
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.43

Portfolio Summary Report By Region

September 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mid- Atlantic Region
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington DC	1996	104,154	25,986	100.0%	100.0%	—	55,138	Shoppers Food Warehouse	$15.46
Cheshire Station			VA	Washington DC	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway	$15.92
Culpeper Colonnade			VA	Washington DC	IP Dev	97,758	97,758	35.7%	35.7%	127,307	—	(Target)	N/A
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington DC	1990	165,130	41,200	96.7%	96.7%	—	65,000	Shoppers Food Warehouse	$21.52
Fortuna			VA	Washington DC	2004	90,131	90,131	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)	$28.65
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington DC	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$18.69
Gayton Crossing	JV-M2	24.95%	VA	Richmond-Petersburg	1983	156,916	39,151	92.2%	92.2%	—	38,408	Ukrop’s	$13.09
Glen Lea Centre	JV-M2	24.95%	VA	Richmond-Petersburg	1969	78,493	19,584	54.3%	54.3%	—	—	—	$11.39
Greenbriar Town Center	JV-M2	24.95%	VA	Washington DC	1972	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food	$19.99
Hanover Village	JV-M2	24.95%	VA	Richmond-Petersburg	1971	96,146	23,988	91.1%	91.1%	—	—	—	$9.48
Hollymead Town Center			VA	Charlottesville	2004	153,742	153,742	96.1%	96.1%	142,500	60,607	Harris Teeter, (Target)	$19.61
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington DC	1960	71,825	17,920	100.0%	100.0%	—	—	—	$31.43
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington DC	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$23.06
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond-Petersburg	1977	64,992	16,216	97.4%	97.4%	49,000	49,000	(Ukrop’s)	$14.98
Lorton Station Marketplace	JV-C2	20%	VA	Washington DC	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$18.15
Lorton Town Center	JV-C2	20%	VA	Washington DC	2005	82,177	16,435	47.7%	47.7%	—	—	0	$27.23
Lorton Town Center Phase II	JV-C2	20%	VA	Washington DC	IP Dev	43,000	8,600	0.0%	0.0%	—	—	—	N/A
Market at Opitz Crossing			VA	Washington DC	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway	$14.96
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington DC	1977	101,587	25,346	95.0%	95.0%	—	39,187	Giant Food	$16.20
Shops at County Center			VA	Washington DC	IP Dev	109,589	109,589	62.4%	62.4%	—	52,409	Harris Teeter	N/A
Signal Hill			VA	Washington DC	2004	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse	$18.11
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse	$20.00
Statler Square Phase I			VA	None	1996	133,660	133,660	91.4%	91.4%	—	65,003	Kroger	$8.27
Tall Oaks Village Center			VA	Washington DC	1998	71,953	71,953	95.9%	95.9%	—	38,763	Giant Food	$11.85
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington DC	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$16.41
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	298,281	59,656	100.0%	100.0%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.54
Village Shopping Center	JV-M2	24.95%	VA	Richmond-Petersburg	1948	111,177	27,739	96.2%	96.2%	—	45,023	Ukrop’s	$16.51
Willston Centre I	JV-M2	24.95%	VA	Washington DC	1952	105,376	26,291	99.5%	99.5%	—	—	—	$22.33
Willston Centre II	JV-M2	24.95%	VA	Washington DC	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.38

			VA			4,000,210	1,789,371	92.8%	91.0%	442,542	1,418,448

Regional Totals						9,279,925	4,100,416	92.6%	89.1%	628,813	2,907,442

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	135,285	27,057	90.0%	90.0%	—	72,397	Dominick’s	$14.85
Brentwood Commons	JV-M2	24.95%	IL	Chicago	1962	125,585	31,333	88.8%	88.8%	—	64,762	Dominick’s	$11.93
Civic Center Plaza	JV-M2	24.95%	IL	Chicago	1989	265,024	66,123	99.3%	99.3%	—	87,135	Dominick’s (Dark), Home Depot	$10.64
Deer Grove Center	JV-C	20%	IL	Chicago	1996	214,168	42,834	99.1%	99.1%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)	$12.45
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	25,188	5,038	80.9%	80.9%	—	—	—	N/A
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	114,534	114,534	94.3%	94.3%	—	64,937	Jewel/OSCO	$12.79
Geneva Crossing	JV-C	20%	IL	Chicago	1997	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s	$14.69
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	128,871	32,218	95.5%	95.5%	—	64,922	Jewel/OSCO	$12.16
Heritage Plaza Phase II	JV-M	25%	IL	Chicago	IP Dev	10,117	2,529	0.0%	0.0%	—	—	—	N/A
Hinsdale			IL	Chicago	1986	178,975	178,975	99.4%	99.4%	—	69,540	Dominick’s	$12.55
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago	1988	100,526	25,081	94.1%	94.1%	—	76,170	Dominick’s	$10.00
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago	1983	135,007	33,684	90.1%	90.1%	—	63,863	Dominick’s	$14.89
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago	1986	169,436	42,274	99.3%	99.3%	—	74,495	Dominick’s	$13.27
Riverview Plaza	JV-M2	24.95%	IL	Chicago	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s	$11.00
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	87,705	17,541	98.2%	98.2%	—	65,977	Dominick’s	$14.41
Stearns Crossing	JV-C	20%	IL	Chicago	1999	96,613	19,323	100.0%	100.0%	—	65,613	Dominick’s	$14.44
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago	1984	95,825	23,908	100.0%	100.0%	—	63,000	Dominick’s	$11.34
Westbrook Commons			IL	Chicago	1984	121,502	121,502	85.7%	85.7%	—	51,304	Dominick’s	$12.96

			IL			2,266,799	843,336	95.5%	94.9%	117,000	1,072,410

Augusta Center			IN	Chicago	IP Dev	14,451	14,451	20.6%	20.6%	213,988	—	—	N/A
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	35.0%	35.0%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.99
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	91.4%	91.4%	64,000	64,000	(Kroger)	$16.65
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	86.5%	86.5%	—	10,028	Trader Joe’s	$20.68

			IN			181,363	77,131	75.6%	56.8%	543,786	124,028

Franklin Square	JV-M	25%	KY	Lexington	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$8.93
Silverlake	JV-M	25%	KY	Cincinnati	1988	99,352	24,838	97.3%	97.3%	—	60,000	Kroger	$10.00

			KY			302,670	75,668	95.0%	95.0%	—	110,499

Portfolio Summary Report By Region

September 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mid-Atlantic Region
Fenton Marketplace			MI	Flint	1999	97,224	97,224	98.6%	98.6%	—	53,739	Farmer Jack	$13.07
Independence Square			MI	Detroit	2004	89,083	89,083	96.7%	96.7%	—	60,137	Kroger	$12.30
State Street Crossing			MI	Detroit	IP Dev	21,004	21,004	0.0%	0.0%	147,491	—	—	N/A
Waterford Towne Center			MI	Detroit	1998	96,101	96,101	94.4%	94.4%	—	60,202	Kroger	$14.16

			MI			303,412	303,412	89.9%	89.9%	147,491	174,078

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul	1998	184,841	46,210	95.2%	95.2%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.49
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.40
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul	1991	205,897	51,371	97.1%	97.1%	—	65,608	Rainbow Foods	$12.11

			MN			483,938	120,835	96.5%	96.5%	87,437	171,322

Beckett Commons			OH	Cincinnati	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$9.92
Cherry Grove			OH	Cincinnati	1997	195,497	195,497	86.0%	86.0%	—	66,336	Kroger	$10.13
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.22
Hyde Park			OH	Cincinnati	1995	397,893	397,893	94.6%	94.6%	—	169,267	Kroger, Biggs	$13.14
Indian Springs Market Center			OH	Cincinnati	2005	146,458	146,458	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	47.7%	47.7%	—	56,006	Giant Eagle	$13.95
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	99.3%	99.3%	—	63,805	Kroger	$11.94
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	96.7%	96.7%	90,000	62,000	Kroger, (Home Depot)	$10.32
Park Place Shopping Center			OH	Columbus	1988	106,834	106,834	54.9%	54.9%	—	—	—	$10.04
Red Bank Village			OH	Cincinnati	IP Dev	233,081	233,081	0.0%	0.0%	—	—	—	N/A
Regency Commons			OH	Cincinnati	IP Dev	30,770	30,770	62.9%	62.9%	—	—	—	N/A
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger	$11.61
Shoppes at Mason			OH	Cincinnati	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$9.96
Wadsworth Crossing			OH	Akron	IP Dev	112,714	112,714	35.6%	35.6%	336,263	—	(Kohl’s), (Lowe’s), (Target)	N/A
Westchester Plaza			OH	Cincinnati	1988	88,182	88,182	98.4%	98.4%	—	66,523	Kroger	$9.77
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.07

			OH			2,293,963	2,212,271	75.5%	74.7%	629,263	837,100

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.70
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee	1989	133,301	33,259	97.9%	97.9%	—	69,090	Pick ‘N’ Save	$7.27

			WI			269,128	67,147	98.1%	98.1%	—	120,069

Regional Totals						6,101,273	3,699,799	87.3%	81.7%	1,524,977	2,609,506

Pacific Region

4S Commons Town Center			CA	San Diego	IP Dev	264,773	264,773	93.1%	93.1%	—	52,000	Ralph’s	N/A
Alameda Bridgeside Shopping Center			CA	Oakland	IP Dev	105,118	105,118	78.0%	78.0%	—	58,977	Nob Hill	N/A
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	96,679	24,170	97.9%	97.9%	142,600	57,560	Albertson’s, (Target)	$23.52
Auburn Village	JV-M2	24.95%	CA	Sacramento	1990	133,944	33,419	94.0%	94.0%	—	45,540	Bel Air Market	$16.68
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$19.17
Bear Creek Phase II			CA	Riverside-San Bernardino	IP Dev	23,001	23,001	80.3%	80.3%	—	—	—	N/A
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	75,220	18,805	100.0%	100.0%	—	44,093	Stater Bros.	$21.87
Blossom Valley			CA	San Jose	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$24.00
Brea Marketplace	JV-M2	24.95%	CA	Orange County	1987	298,311	74,429	85.0%	85.0%	—	—	Toys “R” Us	$20.21
Campus Marketplace	JV-M	25%	CA	San Diego	2000	144,289	36,072	100.0%	100.0%	—	58,527	Ralph’s	$21.01
Clayton Valley			CA	Oakland	IP Dev	275,785	275,785	61.0%	61.0%	—	—	Yardbirds Home Center	N/A
Clovis Commons			CA	Fresno	IP Dev	182,185	182,185	76.7%	76.7%	145,653	145,653	(Super Target)	N/A
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware	$15.48
Costa Verde			CA	San Diego	1988	178,622	178,622	97.0%	97.0%	—	40,000	Albertson’s	$29.15
Diablo Plaza			CA	Oakland	1982	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)	$30.84
El Camino			CA	Los Angeles	1995	135,884	135,884	98.8%	98.8%	—	35,650	Von’s Food & Drug	$18.49
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	256,035	64,009	98.0%	98.0%	66,700	77,888	(Lucky’s), Trader Joe’s	$22.94
El Norte Pkwy Plaza			CA	San Diego	1984	87,990	87,990	100.0%	100.0%	—	42,315	Von’s Food & Drug	$15.62
Encina Grande			CA	Oakland	1965	102,499	102,499	100.0%	100.0%	—	22,500	Safeway	$18.96
Falcon Ridge			CA	Riverside-San Bernardino	2004	235,654	235,654	97.9%	97.9%	123,735	43,718	Stater Bros., (Target)	$17.29
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	IP Dev	66,864	66,864	100.0%	100.0%	—	—	24 Hour Fitness	N/A
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertson’s	$21.59
Folsom Prairie City Crossing			CA	Sacramento	1999	90,237	90,237	97.3%	97.3%	—	55,255	Safeway	$20.35
French Valley			CA	Riverside-San Bernardino	IP Dev	114,028	114,028	96.0%	96.0%	—	44,054	Stater Bros.	N/A
Friars Mission			CA	San Diego	1989	146,898	146,898	98.4%	98.4%	—	55,303	Ralph’s	$26.35
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s	$17.59
Gelson’s Westlake Market Plaza			CA	Ventura	2002	84,975	84,975	98.6%	98.6%	—	37,500	Gelson’s Markets	$17.59
Golden Hills Promenade			CA	San Luis Obispo	IP Dev	291,732	291,732	57.6%	57.6%	—	—	Lowe’s	N/A

Portfolio Summary Report By Region

September 30, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Granada Village	JV-M2	24.95%	CA	Los Angeles	1965	224,649	56,050	99.3%	99.3%	—	40,198	Ralph’s	$17.36
Hasley Canyon Village			CA	Los Angeles	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s	$22.74
Heritage Plaza			CA	Orange County	1981	231,582	231,582	99.9%	99.9%	—	44,376	Ralph’s	$24.49
Indio-Jackson			CA	Riverside-San Bernardino	IP Dev	396,591	396,591	1.3%	1.3%	234,888	—	—	N/A
Laguna Niguel Plaza	JV-M2	24.95%	CA	Orange County	1985	41,943	10,465	93.7%	93.7%	38,917	38,917	(Albertson’s)	$22.59
Loehmanns Plaza California			CA	San Jose	1983	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)	$17.36
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose	1957	126,658	31,601	100.0%	100.0%	—	42,896	Safeway	$15.48
Morningside Plaza			CA	Orange County	1996	91,390	91,390	98.2%	98.2%	—	42,630	Stater Bros.	$21.45
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertson’s	$12.44
Newland Center			CA	Orange County	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s	$17.07
Oakbrook Plaza			CA	Ventura	1982	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s	$14.71
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	197,166	39,433	96.8%	96.8%	—	28,210	Henry’s Marketplace	$17.84
Plaza Hermosa			CA	Los Angeles	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.41
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	Oakland	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys ”R” Us	$11.89
Point Loma Plaza	JV-M2	24.95%	CA	San Diego	1987	212,796	53,093	96.3%	96.3%	—	50,000	Von’s Food & Drug	$16.86
Powell Street Plaza			CA	Oakland	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$22.84
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego	1981	152,895	38,147	93.6%	93.6%	—	39,777	Von’s Food & Drug	$13.62
Rio Vista Town Center			CA	Riverside-San Bernardino	IP Dev	72,050	72,050	66.9%	66.9%	—	44,700	Stater Bros.	N/A
Rona Plaza			CA	Orange County	1989	51,754	51,754	92.5%	92.5%	—	37,194	Food 4 Less	$14.55
San Leandro			CA	Oakland	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$25.96
Santa Ana Downtown			CA	Orange County	1987	100,306	100,306	100.0%	100.0%	—	37,972	Food 4 Less	$18.86
Santa Maria Commons			CA	Santa Barbara	IP Dev	117,363	117,363	84.8%	84.8%	—	—	Kohl’s	N/A
Seal Beach	JV-C	20%	CA	Orange County	IP Dev	102,235	20,447	87.9%	87.9%	—	25,000	Safeway	N/A
Sequoia Station			CA	San Francisco	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$30.57
Shops of Santa Barbara			CA	Santa Barbara	2004	51,568	51,568	95.5%	95.5%	—	—	—	$24.47
Shops of Santa Barbara Phase II			CA	Santa Barbara	IP Dev	69,354	69,354	93.7%	93.7%	—	40,000	Whole Foods	N/A
Silverado Plaza	JV-M2	24.95%	CA	San Francisco	1974	84,916	21,187	99.2%	99.2%	—	31,833	Nob Hill	$13.43
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose	1988	99,349	24,788	100.0%	100.0%	—	52,550	Safeway	$15.37
Soquel Canyon Crossings			CA	Riverside-San Bernardino	IP Dev	38,926	38,926	93.1%	93.1%	—	—	—	N/A
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento	1991	89,875	22,424	89.3%	89.3%	—	45,540	Bel Air Market	$17.02
Strawflower Village			CA	San Francisco	1985	78,827	78,827	100.0%	100.0%	—	33,753	Safeway	$18.67
Tassajara Crossing			CA	Oakland	1990	146,188	146,188	100.0%	100.0%	—	56,496	Safeway	$19.69
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles	1978	98,399	24,551	99.0%	99.0%	—	40,775	Ralph’s	$13.47
Twin Peaks			CA	San Diego	1988	198,139	198,139	100.0%	100.0%	—	44,686	Albertson’s, Target	$16.62
Valencia Crossroads			CA	Los Angeles	2003	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$32.00
Ventura Village			CA	Ventura	1984	76,070	76,070	97.9%	97.9%	—	42,500	Von’s Food & Drug	$16.03
Vine at Castaic			CA	Los Angeles	IP Dev	30,245	30,245	20.0%	20.0%	—	—	—	N/A
Vista Village Phase I			CA	San Diego	2003	129,009	129,009	100.0%	100.0%	165,000	25,000	Sprout’s Markets, Krikorian Theaters, (Lowe’s)	$21.74
Vista Village Phase II			CA	San Diego	2003	55,000	55,000	100.0%	100.0%	—	—	—	N/A
Vista Village IV			CA	San Diego	IP Dev	11,000	11,000	54.5%	54.5%	—	—	—	N/A
West Park Plaza			CA	San Jose	1996	88,103	88,103	100.0%	100.0%	—	24,712	Safeway	$14.18
Westlake Village Plaza and Center			CA	Ventura	1975	190,519	190,519	100.0%	100.0%	—	41,300	Von’s Food &Drug	$12.49
Westridge			CA	Los Angeles	2003	92,287	92,287	98.9%	98.9%	—	50,782	Albertson’s	$24.62
Woodman Van Nuys			CA	Los Angeles	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$12.73
Woodside Central			CA	San Francisco	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.31
Ygnacio Plaza	JV-M2	24.95%	CA	Oakland	1968	109,701	27,370	100.0%	100.0%	—	35,068	Albertson’s	$18.61

			CA			9,468,347	6,881,819	90.1%	87.7%	1,236,793	2,741,478

Cherry Park Market	JV-M	25%	OR	Portland	1997	113,518	28,380	92.0%	92.0%	—	55,164	Safeway	$13.40
Greenway Town Center	JV-M2	24.95%	OR	Portland	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$11.74
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	148,051	37,013	98.1%	98.1%	—	57,370	Albertson’s	$13.81
Murrayhill Marketplace			OR	Portland	1988	149,215	149,215	99.8%	99.8%	—	41,132	Safeway	$14.05
Sherwood Crossroads			OR	Portland	1999	84,267	84,267	100.0%	100.0%	—	55,227	Safeway	$9.85
Sherwood Market Center			OR	Portland	1995	124,257	124,257	97.3%	97.3%	—	49,793	Albertson’s	$16.52
Sunnyside 205			OR	Portland	1988	52,710	52,710	100.0%	100.0%	—	—	—	$20.64
Tanasbourne Market			OR	Portland	IP Dev	71,000	71,000	79.6%	79.6%	—	56,500	Whole Foods	N/A
Walker Center			OR	Portland	1987	89,610	89,610	100.0%	100.0%	—	—	Sportmart	$15.07

			OR			925,729	659,680	96.8%	96.8%	—	352,686

Portfolio Summary Report By Region

September 30, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Aurora Marketplace	JV-M2	24.95%	WA	Seattle	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.05
Cascade Plaza	JV-C	20%	WA	Seattle	1999	211,072	42,214	97.9%	97.9%	—	49,440	Safeway	$11.14
Eastgate Plaza	JV-M2	24.95%	WA	Seattle	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertson’s	$20.15
Inglewood Plaza			WA	Seattle	1985	17,253	17,253	100.0%	100.0%	—	—	—	$26.93
James Center	JV-M	25%	WA	Tacoma	1999	140,240	35,060	95.7%	95.7%	—	68,273	Fred Myer	$15.83
Orchard Market Center			WA	Portland	2004	51,959	51,959	100.0%	100.0%	—	—	—	$11.58
Orchards Phase II			WA	Portland	IP Dev	119,973	119,973	59.7%	59.7%	—	—	Wallace Theaters	N/A
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$20.44
Pine Lake Village			WA	Seattle	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$16.82
Sammamish Highland			WA	Seattle	1992	101,289	101,289	92.6%	92.6%	55,000	55,000	(Safeway)	$21.12
Southcenter			WA	Seattle	1990	58,282	58,282	100.0%	100.0%	111,900	—	(Target)	$30.78
Thomas Lake			WA	Seattle	1998	103,872	103,872	98.0%	98.0%	—	50,065	Albertson’s	$13.93

			WA			1,172,599	699,149	94.2%	91.4%	397,200	341,428

Regional Totals						11,566,675	8,240,648	91.1%	88.7%	1,633,993	3,435,592

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	75,092	18,773	100.0%	100.0%	—	46,733	Publix	$11.10
Trace Crossing			AL	Birmingham	2002	74,131	74,131	95.2%	95.2%	—	51,420	Publix	$11.69
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	118,466	59,233	67.7%	67.7%	—	44,271	Publix	$11.23

			AL			267,689	152,137	84.4%	85.1%	—	142,424

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	100.0%	100.0%	—	48,555	Publix	$10.51
Aventura Shopping Center			FL	Miami	1974	102,876	102,876	89.5%	89.5%	—	35,908	Publix	$16.72
Beneva Village Shops			FL	Sarasota	1987	141,532	141,532	98.6%	98.6%	—	42,112	Publix	$11.35
Berkshire Commons			FL	Naples	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix	$11.72
Bloomingdale			FL	Tampa	1987	267,736	267,736	99.6%	99.6%	—	39,795	Publix, Wal-Mart, Bealls	$8.44
Boynton Lakes Plaza			FL	West Palm Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$11.80
Carriage Gate			FL	Tallahassee	1978	76,783	76,783	100.0%	100.0%	—	—	—	$12.10
Chasewood Plaza			FL	West Palm Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix	$15.35
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	N/A
East Port Plaza			FL	Fort Pierce	1991	235,842	235,842	61.8%	61.8%	—	42,112	Publix	$9.75
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.69
First Street Village			FL	Punta Gorda	IP Dev	84,453	84,453	46.4%	46.4%	—	39,393	Publix	N/A
Five Points Plaza	JV-RC	25%	FL	Fort Lauderdale	2001	44,647	11,162	89.9%	89.9%	—	27,887	Publix	$12.30
Fleming Island			FL	Jacksonville	2000	136,662	136,662	96.5%	96.5%	129,807	47,955	Publix, (Target)	$11.95
Garden Square			FL	Miami	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$13.20
Grande Oak			FL	Ft Myers-Cape Coral	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$13.51
Hibernia Plaza—SE Corner			FL	Jacksonville	IP Dev	8,400	8,400	0.0%	0.0%	—	—	—	N/A
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	79.1%	79.1%	—	37,866	Publix	$10.56
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	98.4%	98.4%	—	44,840	Publix	$15.44
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.37
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix	$11.36
Lynnhaven	JV-M	25%	FL	Panama City	2001	63,871	15,968	97.8%	97.8%	—	44,271	Publix	$11.23
Marketplace St Pete			FL	Tampa	1983	90,296	90,296	97.0%	97.0%	—	36,464	Publix	$12.43
Martin Downs Village Center			FL	Fort Pierce	1985	121,946	121,946	95.8%	95.8%	—	—	—	$13.27
Martin Downs Village Shoppes			FL	Fort Pierce	1998	48,907	48,907	93.9%	93.9%	—	—	—	$16.35
Merchants Crossing	JV-M	25%	FL	Sarasota	1990	213,739	53,435	94.7%	94.7%	—	48,555	Publix	$9.15
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.37
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.8%	95.8%	—	39,795	Publix, K-Mart	$7.32
Oakleaf Plaza			FL	Jacksonville	IP Dev	73,719	73,719	61.9%	61.9%	—	45,600	Publix	N/A
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	96.6%	96.6%	—	61,171	Publix	$11.80
Ocean Breeze			FL	Fort Pierce	1985	108,209	108,209	82.8%	82.8%	—	36,464	Publix	$9.24
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.57
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	172,758	43,190	99.7%	99.7%	—	45,254	Publix	$11.24
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	100.0%	100.0%	—	48,890	Publix	$10.05
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.06
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	100.0%	100.0%	—	37,866	Publix	$12.82
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	96.4%	96.4%	—	44,840	Publix	$16.03
Regency Court			FL	Jacksonville	1992	218,649	218,649	97.1%	97.1%	—	—	Sports Authority	$9.05
Regency Square Brandon			FL	Tampa	1986	345,151	345,151	98.2%	98.2%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.41
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	96.2%	96.2%	—	54,379	Publix	$14.47

Portfolio Summary Report By Region

September 30, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Shoppes @ 104	JV-M	25%	FL	Miami	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$12.50
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	77,067	38,534	81.5%	81.5%	—	44,840	Publix	$17.36
Shoppes at Bartram Park - Phase II	JV-O	50%	FL	Jacksonville	IP Dev	28,345	14,173	92.0%	92.0%	—	—	—	N/A
Shoppes at Bartram Park - Phase III	JV-O	50%	FL	Jacksonville	IP Dev	12,002	6,001	0.0%	0.0%	—	—	—	N/A
Shops at John’s Creek			FL	Jacksonville	IP Dev	15,490	15,490	81.2%	81.2%	—	—	—	N/A
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	96,408	48,204	97.0%	97.0%	—	44,271	Publix	$16.61
Starke			FL	Jacksonville	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.10
Town Square			FL	Tampa	1999	44,380	44,380	100.0%	100.0%	—	—	—	$25.05
Village Center 6			FL	Tampa	1993	181,110	181,110	97.3%	97.3%	—	36,434	Publix	$11.52
Village Commons Shopping Center	JV-M2	24.95%	FL	West Palm Beach	1986	169,053	42,179	96.8%	96.8%	—	39,975	Publix	$16.29
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	94.2%	94.2%	—	44,271	Publix	$11.32
Welleby			FL	Fort Lauderdale	1982	109,949	109,949	95.7%	95.7%	—	46,779	Publix	$9.65
Wellington Town Square			FL	West Palm Beach	1982	107,325	107,325	96.9%	96.9%	—	44,840	Publix	$17.56
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	99.5%	99.5%	—	44,271	Publix	$14.10

			FL			6,076,824	4,660,396	93.7%	93.6%	258,578	2,031,308

Ashford Place			GA	Atlanta	1993	53,450	53,450	100.0%	100.0%	—	—	—	$19.75
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	68,271	17,068	90.6%	90.6%	—	44,271	Publix	$12.21
Briarcliff La Vista			GA	Atlanta	1962	39,203	39,203	100.0%	100.0%	—	—	—	$13.07
Briarcliff Village			GA	Atlanta	1990	187,156	187,156	98.2%	98.2%	—	43,454	Publix	$14.10
Brookwood Village	JV-M	25%	GA	Atlanta	2000	28,774	7,194	75.9%	75.9%	—	—	—	$23.66
Buckhead Court			GA	Atlanta	1984	58,130	58,130	83.2%	83.2%	—	—	—	$14.62
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	221,874	55,469	98.0%	98.0%	—	—	—	$16.12
Cambridge Square Shopping Ctr			GA	Atlanta	1979	71,475	71,475	97.0%	97.0%	—	40,852	Kroger	$11.30
Chapel Hill			GA	Atlanta	IP Dev	55,400	55,400	6.0%	6.0%	88,713	—	(Kohl’s)	N/A
Cobb Center	JV-M	25%	GA	Atlanta	1996	69,547	17,387	97.8%	97.8%	191,006	56,146	Publix, (Rich’s Department Store)	$9.41
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.80
Cromwell Square			GA	Atlanta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$9.83
Delk Spectrum			GA	Atlanta	1991	100,539	100,539	100.0%	100.0%	—	45,044	Publix	$16.61
Dunwoody Hall			GA	Atlanta	1986	89,351	89,351	100.0%	100.0%	—	44,271	Publix	$13.93
Dunwoody Village			GA	Atlanta	1975	120,598	120,598	90.7%	90.7%	—	18,400	Fresh Market	$16.67
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	97,990	24,498	92.3%	92.3%	—	31,000	Publix	$14.58
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	27,059	6,765	100.0%	100.0%	—	—	—	$22.25
Loehmanns Plaza Georgia			GA	Atlanta	1986	137,601	137,601	84.8%	84.8%	—	—	—	$16.57
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	25,394	6,349	90.7%	90.7%	—	—	—	$17.51
Orchard Square	JV-M	25%	GA	Atlanta	1987	93,222	23,306	98.3%	98.3%	—	44,271	Publix	$10.86
Paces Ferry Plaza			GA	Atlanta	1987	61,696	61,696	93.5%	93.5%	—	—	—	$28.19
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	95,509	23,877	92.4%	92.4%	—	—	—	$11.72
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta	1987	95,704	95,704	100.0%	100.0%	—	—	—	$20.12
Powers Ferry Village			GA	Atlanta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$8.26
Rivermont Station			GA	Atlanta	1996	90,267	90,267	98.2%	98.2%	—	58,261	Kroger	$16.12
Rose Creek	JV-M	25%	GA	Atlanta	1993	69,790	17,448	96.7%	96.7%	—	56,077	Publix	$9.97
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	201,979	50,495	95.0%	95.0%	—	11,606	Trader Joe’s, Pike Nursery	$13.37
Russell Ridge			GA	Atlanta	1995	98,559	98,559	90.4%	90.4%	—	63,296	Kroger	$11.32
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	84,928	21,232	97.9%	97.9%	—	54,498	Kroger	$10.99
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.31
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	66,122	16,531	98.5%	98.5%	—	54,322	Kroger	$9.40

			GA			2,735,442	1,740,167	93.6%	92.3%	279,719	853,217

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	79,503	19,876	97.0%	97.0%	—	54,153	Kroger	$11.25
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	635,918	190,775	88.5%	88.5%	—	79,830	Harris Teeter, Fresh Market	$14.46
Carmel Commons			NC	Charlotte	1979	132,651	132,651	96.0%	96.0%	—	14,300	Fresh Market	$14.69
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	124,774	31,194	95.4%	95.4%	—	46,478	Kroger	$9.53
Garner			NC	Raleigh	1998	221,776	221,776	98.3%	98.3%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.26
Glenwood Village			NC	Raleigh	1983	42,864	42,864	90.5%	90.5%	—	27,764	Harris Teeter	$12.18
Greystone Village	JV-M	25%	NC	Raleigh	1986	85,665	21,416	95.2%	95.2%	—	35,700	Food Lion	$11.56
Jetton Village	JV-RC	25%	NC	Charlotte	1998	70,097	17,524	81.5%	81.5%	—	46,760	Harris Teeter	$14.16
Kernersville Plaza			NC	Greensboro	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.16
Lake Pine Plaza			NC	Raleigh	1997	87,691	87,691	96.8%	96.8%	—	57,590	Kroger	$11.20
Maynard Crossing			NC	Raleigh	1997	122,782	122,782	97.4%	97.4%	—	55,973	Kroger	$14.03

Portfolio Summary Report By Region

September 30, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
						GLA	GLA	% Leased	% Leased
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh	1986	148,204	36,977	85.2%	85.2%	—	18,613	Trader Joe’s	$14.12
Southpoint Crossing			NC	Raleigh	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger	$15.51
Sutton Square	JV-C2	20%	NC	Raleigh	1985	101,846	20,369	89.2%	89.2%	—	34,000	Harris Teeter	$13.63
Woodcroft Shopping Center			NC	Raleigh	1984	89,833	89,833	98.7%	98.7%	—	40,832	Food Lion	$11.25

			NC			2,119,322	1,211,446	92.7%	95.1%	273,000	686,333

Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	90.8%	90.8%	—	37,888	Publix	$10.14
Merchants Village	JV-M	25%	SC	Charleston	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix	$12.31
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	93.4%	93.4%	—	44,840	Publix	$11.94
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.30
Pelham Commons			SC	Greenville	2003	76,541	76,541	90.5%	90.5%	—	44,271	Publix	$12.81
Poplar Springs	JV-M	25%	SC	Greenville	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$9.78
Queensborough	JV-O	50%	SC	Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.75
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.35

			SC			522,027	208,496	96.2%	95.0%	—	354,480

Dickson TN			TN	Nashville	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville	2004	4,849	4,849	62.3%	62.3%	177,000	—	(Wal-Mart)	$18.00
Harpeth Village Fieldstone			TN	Nashville	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.72
Lebanon Center			TN	Nashville	IP Dev	63,802	63,802	71.5%	71.5%	—	45,600	Publix	N/A
Nashboro			TN	Nashville	1998	86,811	86,811	96.8%	96.8%	—	61,224	Kroger	$9.98
Northlake Village I & II			TN	Nashville	1988	141,685	141,685	96.8%	96.8%	—	64,537	Kroger	$11.11
Peartree Village			TN	Nashville	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$16.89

			TN			488,050	488,050	94.4%	94.4%	177,000	287,385

Regional Totals						12,209,354	8,460,691	93.5%	93.5%	988,297	4,355,147

Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	113,292	113,292	100.0%	100.0%	—	55,256	Safeway	$16.07
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	107,647	21,529	100.0%	100.0%	—	55,403	Safeway	$14.04
Pima Crossing			AZ	Phoenix	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$15.18
Shops at Arizona			AZ	Phoenix	2000	35,710	35,710	91.4%	91.4%	—	—	—	$18.36

			AZ			496,087	409,969	99.4%	99.2%	—	110,659

Applewood Shopping Center	JV-M2	24.95%	CO	Denver	1956	375,622	93,718	94.0%	94.0%	—	71,074	King Soopers, Wal-Mart	$9.07
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	92.7%	92.7%	—	43,500	Safeway	$16.19
Belleview Square			CO	Denver	1978	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers	$13.53
Boulevard Center			CO	Denver	1986	88,512	88,512	96.3%	96.3%	52,700	52,700	(Safeway)	$20.95
Buckley Square			CO	Denver	1978	116,146	116,146	97.8%	97.8%	—	62,400	King Soopers	$8.47
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	98.0%	98.0%	125,000	58,374	Safeway, (Target)	$13.76
Cherrywood Square	JV-M2	24.95%	CO	Denver	1978	86,161	21,497	98.1%	98.1%	—	51,640	King Soopers	$10.67
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.88
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,288	28,858	93.0%	93.0%	—	39,247	Whole Foods	$15.35
Falcon Marketplace			CO	Colorado Springs	IP Dev	22,920	22,920	0.0%	0.0%	184,305	50,000	(Wal-Mart)	N/A
Fort Collins Center			CO	Fort Collins- Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver	2003	100,028	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.43
Leetsdale Marketplace			CO	Denver	1993	119,916	119,916	91.0%	91.0%	—	62,600	Safeway	$12.70
Littleton Square			CO	Denver	1997	94,257	94,257	97.9%	97.9%	—	49,751	King Soopers	$12.03
Lloyd King Center			CO	Denver	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.60
Loveland Shopping Center			CO	Fort Collins- Loveland	IP Dev	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	N/A
Marketplace at Briargate			CO	Colorado Springs	IP Dev	29,160	29,160	8.9%	8.9%	—	66,000	King Soopers	N/A
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.37
New Windsor Marketplace			CO	Greeley	2003	95,877	95,877	95.6%	95.6%	—	66,507	King Soopers	$18.74
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver	1977	82,750	20,646	96.7%	96.7%	—	55,311	King Soopers	$9.14
Stroh Ranch			CO	Denver	1998	93,436	93,436	100.0%	100.0%	—	69,719	King Soopers	$12.17
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	92.4%	92.4%	—	69,716	King Soopers	$14.06

			CO			2,441,186	1,543,704	92.3%	90.6%	362,005	1,200,509

Anthem Highland Shopping Center			NV	Las Vegas	IP Dev	119,313	119,313	87.4%	87.4%	—	53,963	Albertson’s	N/A

			NV			119,313	119,313	87.4%	87.4%	—	53,963

Alden Bridge			TX	Houston	1998	138,953	138,953	96.8%	96.8%	—	67,768	Kroger	$16.55
Atascocita Center			TX	Houston	2003	97,240	97,240	80.9%	80.9%	—	65,740	Kroger	$9.35
Bethany Park Place			TX	Dallas	1998	74,066	74,066	98.1%	98.1%	—	58,374	Kroger	$11.74
Casa Linda Plaza			TX	Dallas	1997	324,640	324,640	80.7%	80.7%	—	59,561	Albertson’s	$11.85
Cochran’s Crossing			TX	Houston	1994	138,192	138,192	94.5%	94.5%	—	63,449	Kroger	$15.40
Cooper Street			TX	Fort Worth	1992	133,196	133,196	94.3%	94.3%	102,950	—	(Home Depot)	$10.87

Portfolio Summary Report By Region

September 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
First Colony Marketplace	JV-M2	24.95%	TX	Houston	1993	111,675	27,863	97.3%	97.3%	—	68,150	Randall’s Food	$9.81
Fort Bend Center			TX	Houston	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.05
Hancock			TX	Austin	1998	410,438	410,438	97.9%	97.9%	—	90,217	H.E.B., Sears	$10.52
Hebron Park	JV-M	25%	TX	Dallas	1999	46,800	11,700	89.3%	89.3%	62,322	62,322	(Albertson’s)	$17.76
Hillcrest Village			TX	Dallas	1991	14,530	14,530	79.6%	79.6%	—	—	—	$35.34
Highland Village			TX	Dallas	IP Dev	354,725	354,725	46.6%	46.6%	—	—	AMC Theater, Barnes & Noble	N/A
Indian Springs Center	JV-O	50%	TX	Houston	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.01
Keller Town Center			TX	Fort Worth	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.73
Kleinwood Center	JV-M3	25%	TX	Houston	2003	155,463	38,866	88.0%	88.0%	—	78,348	H.E.B.	$16.80
Kleinwood Center II			TX	Houston	IP Dev	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	N/A
Lebanon/Legacy Center			TX	Dallas	2002	56,674	56,674	100.0%	100.0%	62,804	62,804	(Albertson’s)	$21.42
Main Street Center	JV-M2	24.95%	TX	Dallas	2002	42,754	10,667	84.4%	84.4%	62,322	62,322	(Albertson’s)	$20.44
Market at Preston Forest			TX	Dallas	1990	91,624	91,624	96.9%	96.9%	—	51,818	Tom Thumb	$15.50
Market at Round Rock			TX	Austin	1987	123,046	123,046	89.8%	89.8%	—	63,800	Albertson’s	$11.52
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$14.39
Mockingbird Common			TX	Dallas	1987	120,321	120,321	94.3%	94.3%	—	48,525	Tom Thumb	$14.02
North Hills			TX	Austin	1995	144,019	144,019	96.9%	96.9%	—	60,465	H.E.B.	$17.61
Panther Creek			TX	Houston	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.15
Preston Park			TX	Dallas	1985	273,396	273,396	79.3%	79.3%	—	52,688	Tom Thumb	$24.22
Prestonbrook			TX	Dallas	1998	91,274	91,274	95.4%	95.4%	—	63,373	Kroger	$13.07
Prestonwood Park			TX	Dallas	1999	101,167	101,167	66.7%	66.7%	62,322	62,322	(Albertson’s)	$21.63
Rockwall Town Center			TX	Dallas	IP Dev	46,409	46,409	63.2%	63.2%	57,017	57,017	(Kroger)	N/A
Shiloh Springs			TX	Dallas	1998	110,040	110,040	97.5%	97.5%	—	60,932	Kroger	$14.38
Signature Plaza			TX	Dallas	2004	32,415	32,415	93.3%	93.3%	61,962	61,962	(Kroger)	$23.90
South Shore			TX	Houston	IP Dev	27,923	27,923	24.0%	24.0%	81,470	81,470	(Kroger)	N/A
Spring West Center			TX	Houston	IP Dev	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.	N/A
Sterling Ridge			TX	Houston	2000	128,643	128,643	98.8%	98.8%	—	63,373	Kroger	$17.16
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	134,045	26,809	96.9%	96.9%	—	65,241	Kroger	$15.31
Trophy Club			TX	Fort Worth	1999	106,507	106,507	83.4%	83.4%	—	63,654	Tom Thumb	$12.65
Valley Ranch Centre			TX	Dallas	1997	117,187	117,187	91.1%	91.1%	—	55,750	Tom Thumb	$12.93
Weslayan Plaza East	JV-M2	24.95%	TX	Houston	1969	169,693	42,338	100.0%	100.0%	—	—	—	$13.77
Weslayan Plaza West	JV-M2	24.95%	TX	Houston	1969	185,069	46,175	91.8%	91.8%	—	51,960	Randall’s Food	$14.42
Westheimer Marketplace	JV-M2	24.95%	TX	Houston	1993	135,936	33,916	80.3%	80.3%	—	68,150	Randall’s Food (Dark)	$9.58
Woodland West Village			TX	Houston	IP Dev	174,753	174,753	0.0%	0.0%	126,874	—	(Target)	N/A
Woodway Collection	JV-M2	24.95%	TX	Houston	1974	111,005	27,696	95.5%	95.5%	—	56,596	Randall’s Food	$14.63

			TX			5,263,495	4,291,223	84.9%	82.9%	747,149	2,266,802

Regional Totals						8,320,081	6,364,210	88.0%	85.9%	1,109,154	3,631,933

Regency Centers Total						47,477,308	30,865,763	90.9%	88.7%	5,885,234	16,939,620

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.

(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon

JV-C2:	Joint Venture with Oregon

JV-CCV:	Joint Venture with Oregon

JV-RC:	Joint Venture with CalSTRS

JV-M:	Joint Venture with Macquarie

JV-MD:	Joint Venture with Macquarie

JV-M2:	Joint Venture with Macquarie

JV-M3:	Joint Venture with Macquarie

JV-O:	Other, single property joint venture

Significant Tenant Rents - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

September 30, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,891,298	9.62%	$26,804,931	6.69%	62	19
Safeway	1,756,931	5.85%	16,332,955	4.07%	62	36
Publix	1,856,368	6.18%	16,114,860	4.02%	64	33
SuperValu	1,073,407	3.57%	12,092,239	3.02%	34	19
Blockbuster Video	339,929	1.13%	7,159,406	1.79%	89	38
CVS	294,879	0.98%	4,718,601	1.18%	42	21
H.E.B.	318,890	1.06%	3,672,612	0.92%	5	2
Harris Teeter	296,407	0.99%	3,663,498	0.91%	8	3
TJX Companies	344,164	1.15%	3,380,063	0.84%	22	13
Walgreens	200,249	0.67%	3,296,659	0.82%	21	8
Washington Mutual Bank	103,840	0.35%	3,027,509	0.76%	42	15
Ahold	229,143	0.76%	2,970,268	0.74%	11	8
Starbucks	94,715	0.32%	2,843,827	0.71%	87	36
Stater Brothers	186,125	0.62%	2,836,945	0.71%	5	1
Hallmark	166,009	0.55%	2,698,930	0.67%	61	31
Sears Holding	441,022	1.47%	2,513,959	0.63%	18	11
Petco	149,763	0.50%	2,479,252	0.62%	18	9
Subway	88,931	0.30%	2,352,459	0.59%	109	56
Movie Gallery	110,211	0.37%	2,326,431	0.58%	35	21
Bank of America	65,702	0.22%	2,320,255	0.58%	32	15
The UPS Store	100,931	0.34%	2,312,867	0.58%	112	53
Long’s Drugs	220,936	0.74%	2,239,023	0.56%	15	7
PetSmart	148,876	0.50%	2,171,771	0.54%	11	6
Ross Dress For Less	164,875	0.55%	2,145,570	0.54%	14	11
Kohl’s	266,566	0.89%	2,045,000	0.51%	3	0
Wells Fargo Bank	52,753	0.18%	1,992,287	0.50%	26	9

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$147,531
Kroger Total	40,900
Supervalu Total	10,000

		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Safeway	326,475	6	68
Kroger	283,523	5	67
Sears Holding	57,435	1	19
Publix	62,771	1	65
Supervalu	9,710	1	35

	739,914

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated joint ventures.

(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents - Wholly-Owned and 100% of Joint Ventures

September 30, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,697,412	7.91%	$32,829,728	5.19%	62	19
Safeway	3,316,199	7.09%	32,416,370	5.13%	62	36
Publix	2,971,714	6.35%	25,958,492	4.11%	64	33
SuperValu	1,842,973	3.94%	20,342,735	3.22%	34	19
Blockbuster Video	498,928	1.07%	10,532,819	1.67%	89	38
CVS	477,314	1.02%	7,558,290	1.20%	42	21
TJX Companies	610,227	1.30%	6,100,809	0.97%	22	13
Ross Dress For Less	406,887	0.87%	5,222,599	0.83%	14	11
Ahold	482,471	1.03%	5,076,015	0.80%	11	8
H.E.B.	417,151	0.89%	5,047,612	0.80%	5	2
Harris Teeter	402,777	0.86%	4,721,653	0.75%	8	3
Walgreens	277,667	0.59%	4,533,906	0.72%	21	8
Petco	249,990	0.53%	4,357,866	0.69%	18	9
Movie Gallery	207,944	0.44%	4,255,151	0.67%	35	21
Hallmark	268,202	0.57%	4,253,618	0.67%	61	31
Washington Mutual Bank	147,828	0.32%	4,235,702	0.67%	42	15
Starbucks	137,687	0.29%	4,197,807	0.66%	87	36
Sears Holding	614,720	1.31%	3,908,258	0.62%	18	11
Subway	148,723	0.32%	3,766,783	0.60%	109	56
Bank of America	96,519	0.21%	3,756,506	0.59%	32	15
Rite Aid	313,382	0.67%	3,688,597	0.58%	21	16
Long’s Drugs	340,948	0.73%	3,653,225	0.58%	15	7
The UPS Store	158,120	0.34%	3,586,842	0.57%	112	53
PetSmart	243,834	0.52%	3,394,588	0.54%	11	6
Stater Brothers	219,195	0.47%	3,369,070	0.53%	5	1
24 Hour Fitness	189,403	0.40%	3,152,105	0.50%	6	3

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$430,002
Kroger Total	73,599
Supervalu Total	39,999

		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Safeway	314,000	6	68
Kroger	331,555	5	67
Sears Holding	230,200	1	19
Publix	62,771	1	65
Supervalu	38,917	1	35

	977,443

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.

(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

September 30, 2006

All Tenants
	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	427,687	1.7%	$7,767,403	2.0%	$18.16	664,122	1.6%	$12,145,643	2.0%
2006	201,076	0.8%	3,887,741	1.0%	$19.33	343,567	0.8%	6,502,492	1.1%
2007	2,432,627	9.7%	42,643,226	11.2%	$17.53	3,947,374	9.7%	68,380,636	11.2%
2008	2,579,934	10.2%	43,495,029	11.4%	$16.86	4,404,744	10.8%	70,299,846	11.5%
2009	2,727,692	10.8%	48,221,594	12.6%	$17.68	4,473,857	11.0%	76,906,892	12.6%
2010	2,459,786	9.8%	43,885,653	11.5%	$17.84	3,907,424	9.6%	66,843,881	10.9%
2011	2,589,837	10.3%	42,129,235	11.0%	$16.27	3,986,756	9.8%	66,779,402	10.9%
2012	1,437,701	5.7%	19,977,886	5.2%	$13.90	2,518,913	6.2%	36,517,641	6.0%
2013	753,228	3.0%	11,849,407	3.1%	$15.73	1,504,778	3.7%	21,702,100	3.5%
2014	761,190	3.0%	10,956,554	2.9%	$14.39	1,426,438	3.5%	19,523,970	3.2%
2015	759,838	3.0%	12,455,442	3.3%	$16.39	1,477,895	3.6%	22,776,874	3.7%

10 Year Total	17,130,596	68.0%	287,269,171	75.2%	$16.77	28,655,868	70.3%	468,379,377	76.6%
Thereafter	8,046,540	32.0%	94,725,203	24.8%	$11.77	12,089,650	29.7%	143,369,120	23.4%

	25,177,136	100.0%	$381,994,374	100.0%	$15.17	40,745,518	100.0%	$611,748,497	100.0%

Anchor Tenants
	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	63,846	0.5%	$448,233	0.4%	$7.02	63,846	0.3%	$448,233	0.2%
2006	4,030	0.0%	70,532	0.1%	$17.50	20,152	0.1%	352,659	0.2%
2007	530,157	4.0%	4,113,064	3.3%	$7.76	858,425	4.0%	6,795,395	3.3%
2008	676,446	5.1%	4,596,349	3.6%	$6.79	1,348,222	6.2%	9,782,320	4.8%
2009	760,273	5.7%	6,929,832	5.5%	$9.11	1,306,442	6.1%	12,436,063	6.0%
2010	748,283	5.6%	6,186,243	4.9%	$8.27	1,266,576	5.9%	10,021,298	4.9%
2011	1,080,796	8.1%	8,290,678	6.6%	$7.67	1,551,651	7.2%	12,861,390	6.3%
2012	901,707	6.8%	8,325,283	6.6%	$9.23	1,542,906	7.1%	14,758,147	7.2%
2013	343,807	2.6%	3,052,808	2.4%	$8.88	818,304	3.8%	7,030,507	3.4%
2014	433,255	3.2%	3,699,451	2.9%	$8.54	876,546	4.1%	7,638,137	3.7%
2015	463,988	3.5%	5,059,930	4.0%	$10.91	997,074	4.6%	10,538,429	5.1%

10 Year Total	6,006,588	45.0%	50,772,404	40.1%	$8.45	10,650,144	49.3%	92,662,577	45.1%
Thereafter	7,341,749	55.0%	75,732,554	59.9%	$10.32	10,933,890	50.7%	113,002,066	54.9%

	13,348,337	100.0%	$126,504,958	100.0%	$9.48	21,584,034	100.0%	$205,664,643	100.0%

Reflects In Place Leases as of September 30, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.

(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

September 30, 2006

Inline Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	363,841	3.1%	$7,319,170	2.9%	$20.12	600,276	3.1%	$11,697,410	2.9%
2006	197,045	1.7%	3,817,210	1.5%	$19.37	323,415	1.7%	6,149,833	1.5%
2007	1,902,470	16.1%	38,530,161	15.1%	$20.25	3,088,949	16.1%	61,585,241	15.2%
2008	1,903,489	16.1%	38,898,680	15.2%	$20.44	3,056,522	16.0%	60,517,527	14.9%
2009	1,967,419	16.6%	41,291,762	16.2%	$20.99	3,167,415	16.5%	64,470,829	15.9%
2010	1,711,503	14.5%	37,699,410	14.8%	$22.03	2,640,848	13.8%	56,822,583	14.0%
2011	1,509,041	12.8%	33,838,557	13.2%	$22.42	2,435,105	12.7%	53,918,012	13.3%
2012	535,994	4.5%	11,652,603	4.6%	$21.74	976,007	5.1%	21,759,494	5.4%
2013	409,421	3.5%	8,796,599	3.4%	$21.49	686,474	3.6%	14,671,593	3.6%
2014	327,934	2.8%	7,257,103	2.8%	$22.13	549,892	2.9%	11,885,833	2.9%
2015	295,850	2.5%	7,395,511	2.9%	$25.00	480,821	2.5%	12,238,445	3.0%

10 Year Total	11,124,007	94.0%	236,496,767	92.6%	$21.26	18,005,724	94.0%	375,716,800	92.5%
Thereafter	704,791	6.0%	18,992,649	7.4%	$26.95	1,155,760	6.0%	30,367,054	7.5%

	11,828,798	100.0%	$255,489,416	100.0%	$21.60	19,161,484	100.0%	$406,083,854	100.0%

Reflects In Place Leases as of September 30, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.

(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

September 30, 2006

	Annual			Quarterly
($000s except per share numbers)	2005A	2006E	2007E	1Q06A	2Q06A		3Q06A	4Q06E
FFO / Share (for actuals please see related press release)		$3.83 -$3.88	$4.10 - $4.20					$1.06 - $1.11
Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy	95.2%	95.3%		95.1%		95.4%	95.2%
Same store growth	3.1%	3.5% - 3.75%		3.8%		3.1%	4.0%
Rental rate growth	10.6%	10% - 13%		10.6%		16.2%	13.6%
Percentage Rent — Consolidated Only	$4,582	$3,500 - $4,000		$450		$535	$1,003
Recovery Rate — Consolidated Only	79.6%	78% - 80%		80.7%		78.0%	80.2%
Investment Activity
Acquisitions - consolidated	$0	$63,100		$0		$63,050	$0
Cap rate		6.2%				6.2%
Acquisitions - unconsolidated (gross $)	$2,791,205	$220,000 - $260,000		$26,330		$0	$195,583
Cap rate	6.2%	6.6% - 6.8%		6.3%			6.9%
REG % ownership	35%	23%		25%			23%
Dispositions - op. properties (REG Pro-Rata)	$138,300	$400,000 - $520,000		$353,008		$1,921	$29,984
Cap rate (average)	7.5%	6.5% - 6.75%		6.4%		10.2%	6.8%
Development starts	$385,250	$400,000 - $520,000		$0		$53,554	$198,469
Development stabilizations - net costs	$295,441	$182,000 - $222,000		$0		$31,639	$14,170
NOI yield on stabilizations (net dev costs)	11.1%	9.5% - 10.0%				9.9%	9.6%
Development stabilizations - total costs after outparcel allocation	$342,378	$194,000 - $240,000		$0		$31,714	$15,222
NOI yield on costs after outparcel allocation	9.8%	9.0% - 9.5%				9.8%	9.0%
Transaction profits net of taxes	$37,629	$47,700 - $50,700		$4,170		$12,013	$14,109
Minority share of transaction profits	$0	-$4,669		$0	-$	4,669	$0
Third party fees and commissions	$28,019	$29,500 - $30,500		$7,260		$12,141	$5,327
Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	< 50%
Unsecured/secured debt offerings	$350,000
— interest rate	5.25%
— interest rate after hedge settlement	5.48%

				1Q06	2Q06		3Q06
Net Asset Valuation Guidance
Expansion land and outparcels available
— estimated market value				$58,464		$39,532	$30,487
NOI from CIP properties				$898		$1,302	$1,481
NOI from leases signed but not yet rent-paying in stabilized developments				$154		$540	$192
Straight-line rent receivable				$26,403		$27,110	$27,613

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

September 30, 2006

All numbers are per share except weighted average shares

	Three Months Ended December 31, 2006		Full Year 2006
Funds From Operations Guidance:
Net income for common stockholders	$0.83	0.88	$2.85	2.90
Add (less):
Depreciation expense and amortization	0.49	0.49	1.86	1.86
Loss (gain) on sale of operating properties	(0.26)	(0.26)	(0.88)	(0.88)

Funds From Operations	$1.06	1.11	$3.83	3.88

Weighted average shares (000’s)	69,639		69,348

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.